UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06260
Quaker Investment Trust
(Exact name of registrant as specified in charter)
309 Technology Drive
Malvern, PA 19355

(Address of principle executive offices)     (Zip Code)
Jeffry H. King, Sr.
Quaker Investment Trust
309 Technology Drive
Malvern, PA 19355
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(800) 220-8888

Date of fiscal year end:	June 30, 2010

Date of reporting period:	June 30, 2010
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Annual Report
2 0 1 0

Tactical Allocation Funds

Quaker Event Arbitrage Fund

Quaker Global Tactical Allocation Fund

Quaker Long-Short Tactical Allocation Fund

Quaker Small-Cap Growth Tactical Allocation Fund

Quaker Strategic Growth Fund

Traditional Funds

Quaker Capital Opportunities Fund

Quaker Mid-Cap Value Fund

Quaker Small-Cap Value Fund

QUAKER® FUNDS

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.
Investing in the Quaker Funds may involve special risk including, but not limited to, investments in smaller companies, non-diversification, short sales, foreign securities, special situations, debt securities and value growth investing. Please refer to the prospectuses for more complete information.
This report must be preceded or accompanied by a current prospectus.
The opinions expressed are those of the sub-advisers through the end of the period for this report, are subject to change, are not a guarantee, and should not be considered investment advice.
Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Chairman’s Letter to the Shareholders
June 30, 2010
Dear Fellow Shareholder,
     The premise upon which Quaker Funds, Inc. was founded was the desire to afford everyday investors access to the same tactical allocation used by professional money managers to augment traditional investing strategies within a holistic asset allocation mix. Our commitment to this principle is still as strong today as it was the day we opened our doors.
     All Quaker Funds are actively managed with an entrepreneurial, hands-on style.
     What you can expect from the Quaker Funds:
     — Significant investment opportunities
     — Rapid response to changing market conditions
     — A strong focus on price stability aiming for preservation of capital.
     Our management team continually strives to provide our shareholders with innovative investment alternatives and advisors that constantly seek superior returns. Thank you for your trust and investment in the Quaker Funds.

Jeffry H. King, Sr.
Chairman & CEO
Quaker Investment Trust

Performance Update
Quaker Event Arbitrage Fund (QEAAX, QEACX, QEAIX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Fund seeks to provide long-term growth of capital. The Fund generally invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations or similar events.
PERFORMANCE REVIEW AND MARKET OUTLOOK
     The Quaker Event Arbitrage Fund returned 19.31% (Class A Shares) for the fiscal year ended June 30, 2010. This compares favorably with a total return of 14.43% of the S&P 500® Total Return Index.
     This year saw a major change for our Fund: in early June, following approval by our investors, our predecessor fund, the Pennsylvania Avenue Event-Driven Fund, became the Quaker Event Arbitrage Fund. I am excited about the new home for the Fund within the Quaker family of funds. We wanted to make the Fund available to investors for the long run so that our unique strategy remains available to retail investors.
     As markets overall improved during the last year, some of the strategies that the Fund invests in also showed a recovery from the effects of the near meltdown of the financial sector. Distressed securities investments come first and foremost to mind with an unprecedented performance. The large increase in corporate bankruptcies that had been anticipated by some observers was much more moderate and short lived. Financing became available readily and today companies entering bankruptcy proceedings often do so with prepackaged financing and we rarely see the extreme levels of distress that occurred a year ago, such as the much written-about bankruptcy of General Growth Properties, some of whose bonds we purchased after the bankruptcy filing. The biggest financial distress today can not be found in the corporate world but among consumers. The Fund has invested in several asset-backed securities in which second lien home loans have been securitized and which have an additional level of guarantee from a monoline insurer. Although the guarantor is also in distress, this risk is reflected in the price at which we acquired these securities so we feel the overall risk/return profile is very attractive.
     The Fund has also entered and closed a number of capital structure arbitrage positions. For example, we closed our position on Volkswagen which we entered shortly after the well-publicized short squeeze triggered by Porsche’s revelation of an almost 25% stake. In one of our rare excursions in non-U.S. companies, we were long Volkswagen’s preferred shares and short the common. Porsche has since been taken over by Volkswagen, its options have been liquidated and we believed that there was not much upside left in the arbitrage. We since have entered a number of other arbitrage positions in this strategy. In our merger arbitrage strategy we have seen much volatility over the last year. During the first calendar quarter of 2010, annualized spreads on most merger arbitrage investments tightened to levels in the low to mid single digits, which made them unappealing to us. Many transactions traded above the level at which a buyer was willing to acquire the firm as takeover mania led some speculators to hope that greater fools would emerge and top the bid. In a few select cases, most notably the Cadbury/Kraft merger, this gamble worked.* In many instances it did not. We held back from merger arbitrage during that time and were rewarded during the market selloff in May when merger spreads temporarily widened into the double digits, with a few high risk transactions even reaching over 20% annualized returns. Since then spreads have normalized and are now at levels where attractive investments can be made with justifiable risk exposure.
     We also have positions in miscellaneous other strategies. A recent arbitrage in a Dutch tender offer is promising so far. We also have a remaining position in one of the last two special purpose acquisition companies (“SPACS”) available. Although the SPAC market has pretty much disappeared — with two notable exceptions — we were surprised to see earlier in the year that some arbitrageurs are still promoting their funds discussing this strategy as if it were a major part of their investments. The truth is that it is of mere historical interest.
     I wish all investors a prosperous year and thank you for your continued support in our new home, the Quaker Funds.
Thomas Kirchner

*	Strictly speaking no other bidder emerged but Kraft increased the bid.
SUB-ADVISER:
N.A.
TOTAL NET ASSETS:
AS OF JUNE 30, 2010:
$5,257,136
Top Ten Holdings** (% of net assets)

GLG Partners, Inc.	4.39%
National Dentex Corp.	4.33%
RCN Corp.	3.66%
Lennar Corp.	3.66%
Southwest Water Co.	3.57%
Mariner Energy, Inc.	3.27%
Arena Resources, Inc.	2.99%
Home Equity Loan Trust 2007-HSA3	2.93%
Liberty Acquisition Holdings	2.83%
Pinnacle Gas Resources, Inc.	2.64%

% Fund Total	34.27%

**	Excludes Short-Term Investments

2 | 2010 ANNUAL REPORT

Quaker Event Arbitrage Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2010
Average Annualized Total Return

							Commencement
	Expense	Inception					of operations
	Ratio	Date	One Year		Five Year		through 6/30/10
			with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge

Class A	1.92%	11/21/2003	12.75%	19.31%	2.73%	3.90%	7.06%	7.98%

Class C	2.67%	06/07/2010	N/A	N/A	N/A	N/A	1.62%	1.62%

Institutional Class	1.67%	06/07/2010	N/A	N/A	N/A	N/A	1.54%	1.54%

S&P 500® Total Return Index*			14.43%	14.43%	-0.79%	-0.79%	1.96%	1.96%

*	The benchmark since inception returns are calculated for the period from November 21, 2003 through June 30, 2010.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A Shares of the Fund have a maximum sales charge of 5.50%.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. The graph does not imply any future performance. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See the Financial Highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the Index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The S&P 500® Total Return Index is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions.

2010 ANNUAL REPORT | 3

Performance Update
Quaker Global Tactical Allocation Fund (QTRAX, QTRCX, QTRIX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Fund seeks to provide long-term growth of capital. The Fund invests in common stocks of U.S. companies and American Depository Receipts (“ADRs”) of foreign companies without regard to market capitalization. Under normal circumstances, the Fund will invest at least 40% of its total assets in common stocks and ADRs of foreign companies.
PERFORMANCE REVIEW AND MARKET OUTLOOK
     For the fiscal year ended June 30, 2010, the MSCI World Index (“MSCI World”) (a global market proxy) gained 10.20% while the Quaker Global Tactical Allocation Fund finished the fiscal year with a gain of 10.24%. For the first half of the 2010 calendar year, the MSCI World lost —9.84% while the Quaker Global Tactical Allocation Fund fell 6.48%.
     The year 2009 continued a trend started in 2008 in which stocks correlated to each other with an over 90% frequency. In such high correlation environments, we resign ourselves to the fact that stock picking becomes very difficult. However, what made 2009 particularly challenging for us was the sudden switch from the market rewarding high quality stocks (which are our bread and butter) to rewarding lower quality stocks as the tail risk of bankruptcy and depression was lifted by massive government intervention in the capital markets.
     By most measures, 2010 began on a brighter note with economies around the globe posting strong results in the first quarter. Growth in emerging countries like China and India has recovered much faster than in the developed world due to: 1) lack of financial leverage; 2) more effective fiscal stimulus; and 3) low levels of domestic consumption. In fact, it is likely that in 2010 corporate profit growth will occur in those industries that will benefit most directly from global stimulus measures through increased exports or multinational partnerships.
     In anticipation of this, we continue to maintain several themes in the portfolio, anchored by stock picks in the materials and energy sectors. We continue to favor energy companies due in part to the fact that global spare capacity is becoming increasingly tight. We like energy companies that are growing their production reserves or have long-lived reserves, have good balance sheets and cash flow characteristics, and have conservative managements. In materials, we like companies that are in the business of supplying commodities that are in short supply in Asia and which are essential building blocks for their economic growth: copper, iron ore and coal, as well as construction materials. In a similar theme, we hold a significant investment in the healthcare sector, concentrating on pharmaceutical companies who are exhibiting accelerating revenue growth from emerging economies (China, for example, is on track to implement universal healthcare, with an emphasis on rural coverage, by 2020).
     In technology, we are invested in companies that are exposed to wireless growth, mobile computing and storage. All should benefit from increasing levels of consumer spending worldwide. In finance, we are invested in US commercial banks that are seeing a turn in their loan losses and are also benefiting from a return of their traditional business of lending. And finally, in consumer staples and consumer discretionary we like companies that have global brands and have high growth businesses in international markets. Here, we own a company that is a leading provider of infant formula in China and a U.S. casino company with a large presence in Macau.
     Going forward, we believe developed markets could continue to face headwinds due to high levels of debt and unemployment and also the withdrawal of stimulus measures, while investors in Asia and Latin America are already looking beyond the financial crisis and are making long-term commitments to countries in those areas. While we continue to find opportunities that meet our investment criteria (which include companies characterized by solid earnings growth, strong balance sheets and significant free cash flow), in the near-term, we have insulated the portfolio with cash during the recent period of volatility. Given the recent European sovereign crisis and flight out of the Euro, we have been focusing on capital preservation by raising cash and diversifying our country risk.
Manu P. Daftary, Portfolio Manager
DG Capital Management
Diversification does not assure a profit or protect against loss in a declining market.
Free cash flow: a measure of financial performance calculated as operating cash flow minus capital expenditures.
SUB-ADVISER:
DG Capital Management
TOTAL NET ASSETS:
AS OF JUNE 30, 2010:
$23,277,443
Top Ten Holdings** (% of net assets)

iShares MSCI Singapore Index Fund	3.61%
Cenovus Energy, Inc.	3.56%
Occidental Petroleum Corp.	3.47%
Mead Johnson Nutrition Co.	3.24%
iShares S&P India Nifty 50 Index Fund	3.05%
iShares FTSE/Xinhua China 25 Index Fund	3.01%
US Bancorp	2.98%
Vulcan Materials Co.	2.84%
Barrick Gold Corp.	2.61%
Las Vegas Sands Corp.	2.38%

% Fund Total	30.75%

**	Excludes Short-Term Investments

4 | 2010 ANNUAL REPORT

Quaker Global Tactical Allocation Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2010
Average Annualized Total Return

							Commencement
	Expense	Inception					of operations
	Ratio	Date	One Year		Five Year		through 6/30/10
			with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge

Class A	2.38%	05/01/2008	4.18%	10.24%	N/A	N/A	-23.54%	-21.51%

Class C	3.13%	05/01/2008	9.40%	9.40%	N/A	N/A	-22.13%	-22.13%

Institutional Class	2.13%	07/23/2008	10.36%	10.36%	N/A	N/A	-18.62%	-18.62%

MSCI World Index*			10.20%	10.20%	N/A	N/A	-13.94%	-13.94%

*	The benchmark since inception returns are calculated for the period from May 1, 2008 through June 30, 2010.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A Shares of the Fund have a maximum sales charge of 5.50%.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. The graph does not imply any future performance. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See the Financial Highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the Index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The Morgan Stanley Capital International World Index measures developed-market equity performance throughout the world. The Index assumes reinvestment of all dividends and distributions.

2010 ANNUAL REPORT | 5

Performance Update
Quaker Long-Short Tactical Allocation Fund (QLSAX, QLSCX, QLSIX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Fund seeks to provide long-term growth of capital. The Fund seeks to achieve its objective primarily by investing in equity securities and selling equity securities short as a hedge against adverse market conditions.
PERFORMANCE REVIEW AND MARKET OUTLOOK
     For the fiscal year ended June 30, 2010, the S&P 500® returned 14.43% and the Fund returned —19.94%. U.S domestic equity markets finished the second quarter ended June 30, 2010 lower with the S&P 500® Total Return Index down —11.43% while the Quaker Long-Short Tactical Allocation Fund was up 2.24%. The year-to-date return for the S&P 500® in 2010 is —6.65% and is —0.36% for the Fund.
     Equity market dynamics in the third and fourth quarters of 2009 were characterized by low volatility after the rally from the March trough and relentless, sustained trend extension, in the absence of typical market reaction to sentiment extremes. Indeed, equity markets were found to defy gravity in the second half of 2009 and during much of the first quarter of 2010.
     We reported at the end of the first quarter of 2010: “We anticipate there will be more volatility ahead with potentially abrupt and sizable corrections. A few things are important to note: Complacency has returned to the markets and bullish sentiment is pushing extremes.”
     We entered the second quarter of 2010 with a defensive position, fully hedged with the expectation of adding shorts as market activity so justified. As the market struggled higher the first few weeks of April, we added conservative short exposure into the twelve month S&P 500® closing peak of 1217 on April 23, 2010. From that point the market sold off significantly and abruptly to end the quarter at 1030, down over 15% from the peak. During the same time the Fund rose 1.2%. The Fund was rewarded for its defensive positioning as the sentiment extremes did, indeed, signal an imminent market correction.
     Complacency was replaced by fear as the VIX (S&P 500® Volatility Index) soared from 15.73 on April 20, 2010, to 45.79 on May 20, 2010, just a month later. Investors discovered a new sense of pessimism towards the economy, and fear replaced greed as the most significant investor emotion. The precipitous decline left the market in a short term oversold condition at second quarter end, giving the Fund an opportunity to ease off some short exposure and add long exposure in anticipation of a potential relief rally. Currently, our allocation model stands in a moderately bullish position. However, we anticipate more fluctuation in the coming months.
     Looking ahead, we do not see much to be enthusiastic about economically. We believe the keys to sustained economic recovery from the solvency crisis of 2008 are private spending and residential real estate. Unemployment is not improving quickly or dramatically, which means that private spending should continue to be depressed. Residential real estate is once again trending downward after a short tax credit hiatus (which simply borrowed from future demand).
     Risks and losses have been effectively shifted from private decision makers to public tax payers (e.g., bailout of supposedly too-big-to-fail financial firms). Washington continues to spend, despite deep budget deficits. Gigantic entitlement obligations loom on the horizon. We agree with Harvard’s Niall Ferguson that these kinds of situations have rarely ended well through history. Some combination of printing money and raising tax burdens usually ensues.
     We believe that, at best, the economic recovery will be muted and drawn out and, at worst, the U.S. economy will double dip into a deeper recession. Either way, some or all of the circumstances that lead to a new secular bull market (nominal rates, barriers to credit, savings rates, tax burdens, inflation and unemployment all high but falling; valuations, real estate values, and stock allocations historically low) may develop before the market gets permanently on track again, and investors could feel from pain before we are there.
     Despite our economic outlook, we recognize that even in a secular market phase that goes nowhere, there are both rallies and corrections. We will continue to observe the economic and financial backdrop as we apply our investment models to best position the portfolio for the near term. For this reason we have moved from the net short allocation we held for much of the second quarter in favor of an allocation that can benefit more from market advances.
     We are optimistic that we should have many opportunities to harvest alpha (risk-adjusted returns) from the markets over the coming months, and that within a year or two the economy will have muddled through the quagmire and the sun will shine brightly. At that time we will be glad to have the opportunity to be 100% long.
Jonathan Ferrell, Todd Draney
Rock Canyon Advisory Group
SUB-ADVISER:
Rock Canyon Advisory Group, Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2010:
$8,345,106
Top Ten Holdings** (% of net assets)

James River Coal Co.	3.52%
Micron Technology, Inc.	3.14%
UAL Corp.	2.61%
Caliper Life Sciences, Inc.	2.60%
Salix Pharmaceuticals Ltd.	2.57%
Impax Laboratories, Inc.	2.56%
Eurand NV	2.54%
IAMGOLD Corp.	2.52%
Terremark Worldwide, Inc.	2.52%
Alkermes, Inc.	2.51%

% Fund Total	27.09%

**	Excludes Short-Term Investments

6 | 2010 ANNUAL REPORT

Quaker Long-Short Tactical Allocation Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2010
Average Annualized Total Return

							Commencement
	Expense	Inception					of operations
	Ratio	Date	One Year		Five Year		through 6/30/10
			with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge

Class A	2.99%	12/31/2002	-24.34%	-19.94%	-5.32%	-4.25%	3.05%	3.83%

Class C	3.74%	06/16/2009	-20.53%	-20.53%	n/a	n/a	-21.82%	-21.82%

Institutional Class	2.74%	06/16/2009	-19.65%	-19.65%	n/a	n/a	-21.00%	-21.00%

S&P 500® Total Return Index*			14.43%	14.43%	-0.79%	-0.79%	4.18%	4.18%

*	The benchmark since inception returns are calculated for the period from December 31, 2002 through June 30, 2010.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A Shares of the Fund have a maximum sales charge of 5.50%
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. The graph does not imply any future performance. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See the Financial Highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The S&P 500® Total Return Index is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions.

2010 ANNUAL REPORT | 7

Performance Update
Quaker Small-Cap Growth Tactical Allocation Fund (QGASX, QGCSX, QGISX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Fund seeks to provide long-term growth of capital. The Fund invests at least 80% of its total assets in common stocks, exchange-traded funds (“ETFs”), American Depository Receipts (“ADRs”) and foreign securities traded on U.S. stock exchanges, with market capitalizations within the range of companies included in the Russell 2000® Growth Index (the “Index”).
PERFORMANCE REVIEW AND MARKET OUTLOOK
     For the annual period ended June 30, 2010, the Fund returned 11.75% and underper-formed the Index by 621 basis points. Because of the abnormal investment environment, the Fund, throughout this period, held a substantial amount of cash and engaged in shorting the Index in an effort to achieve its objective to secure gains with a minimum amount of volatility. The Fund probably averaged very close to fifty percent (50%) cash throughout the period. The Index accrued all of its advantage during the third quarter of the last calendar year, a quarter that marked a dramatic rebound after one of the most devastating market collapses of the century. Since inception, despite the debacle following its launch, the Fund has increased +12.75% and, despite a gargantuan gain of 108% from the March 2009 bottom, the Index has decreased –4.69%. Controlling downside risk matters in the small-cap growth marketplace.
     The average market cap of the Fund was $634 million, substantively less than the Index’s average of $978 million; its median market cap was $274 million, not quite one-half the Index’s average of $429 million. An important marker of long term outperformance of the Fund strategy versus the Index derives from its significantly lower price/earnings multiple (13.35 x for the Fund and 19.74 x for the Index) relative to its expected growth rate of earnings of its portfolio companies (20.73% for the Fund and 16.48% for the Index).
     The most important short-term and intermediate-term influence on the small-cap market place is the Federal Reserve’s erratic (at best) attempts to manage the value of the currency, and, by derivation, its ultimate effect on the price level. For nearly one-half of a decade, its errors, signaled most importantly by increasing prices of gold and commodities, have wreaked havoc with small cap stocks. We witnessed such error, once again, during the past April and May as gold soared to new record high levels. Small-cap growth stocks floundered, losing over 18% from its April peak to its July bottom. Because the Fund has the opportunity to hold cash and to sell short the Index to manage the downside risks, it performed very well on the very worst days and during the very worst weeks. It finished the quarter in positive territory while the Index declined. If the Federal Reserve reverses its error during the upcoming months, small-cap stocks may be discounted to a point that they have an opportunity to achieve considerable returns. The Fund will continue to execute its strategy that attempts to make money in all market environments and that takes exceptional care to avoid any significant loss of capital.
Stephen W. Shipman
Portfolio Manager
Century Management Inc.
Estimated earnings per share growth is not indicative of the Fund’s future performance.
Basis point: equal to 1/100th of 1%
Price/earnings multiple: current share price compared to its per-share earnings.
SUB-ADVISER:
Von Den Berg Management, Inc. dba
Century Management Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2010:
$26,960,250
Top Ten Holdings** (% of net assets)

Omnivision Technologies, Inc.	2.58%
Skechers U.S.A., Inc.	2.30%
Stepan Co.	2.28%
Seachange International, Inc.	2.18%
SMART Modular Technologies, Inc.	2.10%
Unica Corp.	1.99%
Network Engines, Inc.	1.76%
MKS Instruments, Inc.	1.48%
Sturm Ruger & Co.	1.41%
Finisar Corp.	1.34%

% Fund Total	19.42%

**	Excludes Short-Term Investments

8 | 2010 ANNUAL REPORT

Quaker Small-Cap Growth Tactical Allocation Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2010
Average Annualized Total Return

							Commencement
	Expense	Inception					of operations
	Ratio	Date	One Year		Five Year		through 06/30/10
			with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge

Class A	2.59%	09/30/2008	5.60%	11.75%	N/A	N/A	3.70%	7.11%

Class C	3.34%	09/30/2008	10.94%	10.94%	N/A	N/A	6.36%	6.36%

Institutional Class	2.34%	09/30/2008	12.01%	12.01%	N/A	N/A	7.50%	7.50%

Russell 2000® Growth Index*			17.96%	17.96%	N/A	N/A	-2.71%	-2.71%

*	The benchmark since inception returns are calculated for the period from September 30, 2008 through June 30, 2010.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A Shares of the Fund have a maximum sales charge of 5.50%.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. The graph does not imply any future performance. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See the Financial Highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The Russell 2000® Growth Index is an unmannaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Index assumes reinvestment of all dividends and distributions.

2010 ANNUAL REPORT | 9

Performance Update
Quaker Strategic Growth Fund (QUAGX, QAGCX, QAGIX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration. The Fund invests primarily in equity securities of domestic U.S. companies which the Fund’s sub-adviser believes show a high probability for superior growth.
PERFORMANCE REVIEW AND MARKET OUTLOOK
     For the fiscal year ended June 30, 2010, the S&P 500® Total Return Index (the “S&P 500®”) (a broad based market proxy) gained 14.43% while the Class A shares of the Quaker Strategic Growth Fund finished the fiscal year with a total return of 8.11%. For the first half of calendar year 2010, the S&P 500® fell 6.65% while the Quaker Strategic Growth Fund lost 7.56%.
     The year 2009 continued a trend started in 2008 in which stocks correlated to each other with an over 90% frequency. In such high correlation environments, we resign ourselves to the fact that stock picking becomes very difficult. However, what made 2009 particularly challenging for us was the sudden switch (starting March 9, 2009 and continuing to the end of the year) from the market rewarding high quality stocks (which are our bread and butter) to rewarding lower quality stocks as the tail risk of bankruptcy and depression was lifted by massive government intervention in the capital markets.
     By most measures, 2010 began on a brighter note with economies around the globe posting strong results in the first quarter, a period in which the phrase “sustainable economic expansion” was used increasingly in reference to the United States. Much of the optimism around economic growth in the U.S. seemed to be driven by the outlook for corporate profits which, in turn, are being driven by the global economic recovery, and increasing productivity levels. However, two big pieces of the economy, real estate and consumer spending, continued to struggle.
     As the second quarter unfolded, the sovereign crisis in Europe began to heat up to critical levels, prompting a critical review of debt levels. The British Petroleum spill in the Gulf of Mexico, coupled with a rapidly imposed drilling moratorium also added to uncertainty. Currently, investors are also being buffeted by often conflicting political and economic forces, including a renewed austerity push in Europe and the U.S., new regulations being imposed on the financial and energy industries in the U.S. and, more recently, scaled back growth prospects in China. While the U.S. economy continues to look as if it will grow in 2010, 2011 will be burdened with continued budget deficits on the federal, state and local levels, diminishing stimulus measures, and rising taxes, adding much fog to both the economic and corporate profitability forecasts.
     Going forward, while developed markets continue to face headwinds due to high levels of debt and unemployment, as well as the anticipated withdrawal of stimulus measures, investors in Asia and Latin America are already looking beyond the financial crisis and are making long term commitments to countries in those areas. While we continue to find opportunities both domestically and worldwide that meet our investment criteria (which include companies characterized by solid earnings growth, strong balance sheets and significant free cash flow), we have also buffered the portfolio with cash during the recent period of volatility. With correlations between stocks remaining high and volatility on the rise, it has been difficult to gain conviction in the near term, which is why we have been focusing on capital preservation by raising cash and trimming beta. However, with second quarter earnings reports coming out in late July, the outlook on the economy will become clearer as company executives convey their thoughts and forecasts for the second half of 2010.
Manu P. Daftary, Portfolio Manager
DG Capital Management
Free cash flow: a measure of financial performance calculated as operating cash flow minus capital expenditures.
SUB-ADVISER:
DG Capital Management
TOTAL NET ASSETS:
AS OF JUNE 30, 2010:
$389,880,319
Top Ten Holdings** (% of net assets)

SPDR Trust Series I	3.64%
Cenovus Energy, Inc.	3.55%
Occidental Petroleum Corp.	3.49%
Mead Johnson Nutrition Co.	3.37%
Apple, Inc.	2.96%
Las Vegas Sands Corp.	2.38%
EnCana Corp.	2.37%
Amgen, Inc.	2.23%
Kraft Foods, Inc.	2.18%
EMC Corp.	2.17%

% Fund Total	28.34%

**	Excludes Short-Term Investments

10 | 2010 ANNUAL REPORT

Quaker Strategic Growth Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2010
Average Annualized Total Return

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 06/30/10
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.89%	11/25/1996	2.16%	8.11%	-3.23%	-2.13%	0.14%	0.71%	10.22%	10.68%

Class C	2.64%	07/11/2000	7.34%	7.34%	-2.86%	-2.86%	N/A	N/A	-0.11%	-0.11%

Class I	1.64%	07/20/2000	8.38%	8.38%	-1.89%	-1.89%	N/A	N/A	0.74%	0.74%

S&P 500® Total Return Index*			14.43%	14.43%	-0.79%	-0.79%	-1.59%	-1.59%	4.10%	4.10%

*	The benchmark since inception returns are calculated for the period from November 25, 1996 through June 30, 2010.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A Shares of the Fund have a maximum sales charge of 5.50%.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. The graph does not imply any future performance. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See the Financial Highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The S&P 500® Total Return Index is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions.

2010 ANNUAL REPORT | 11

Performance Update
Quaker Capital Opportunities Fund (QUKTX, QCOCX, QCOIX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in a limited number of securities which the Fund’s sub-adviser believes show a high probability for superior growth.
PERFORMANCE REVIEW AND MARKET OUTLOOK
     The Fund underperformed the S&P 500® Total Return Index (the “S&P 500®”) for the fiscal year ended June 30, 2010. Our defensive positioning faced strong headwinds over the period, when economically-cyclical, lower-quality, and high-volatility stocks outperformed their more conservative, high quality brethren. It has been only recently (following the Greek debt crisis) that our positioning has been rewarded. We continue to maintain our view that this recovery is likely to move slowly, with many stops and starts and therefore we have maintained a predominantly defensive stance in our fully invested portfolio.
     The powerful stock-market recovery that began in March of last year — and at one point had achieved an 80% move off the lows — came to a screeching halt in the second quarter of this year. The S&P 500® moved into official “correction” territory, falling 11.43% for the quarter, the largest decline since the first quarter of 2008, when the financial crisis was in full swing. Some of the explanations for the drop-off seem to be continuations of recent woes, and others are new-found worries: the European sovereign-debt crisis; financial-industry reform (last quarter it was health care reform); slowing growth in China; the “flash-crash;” the British Petroleum oil spill; the strong-dollar effect on exports (and earnings); and decidedly mixed economic data, especially as it pertains to housing, employment, and consumer confidence.
     This mixed economic picture is not surprising to us; we had never been adherents of the “V-shaped” recovery thesis. Especially given the depths of the recession, the recovery is looking sub-par by historical standards. The first-quarter 2010 gross domestic product (“GDP”) was recently revised down to +2.7%, and while the consensus for the second quarter of 2010 is +3.6%, the growth for the second half of the year is now expected to moderate to +3%, with a bias toward slower. We would not be surprised to see GDP growth averaging less than +2.5% for several quarters to come.
Knott Capital Investment Committee
Charlie Knott and Peter M. Schofield, CFA
SUB-ADVISER:
Knott Capital Management, Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2010:
$18,488,110
Top Ten Holdings** (% of net assets)

Google, Inc.	5.05%
Air Products & Chemicals, Inc.	4.77%
IBM Corp.	4.74%
Gilead Sciences, Inc.	4.62%
Abbott Laboratories	4.58%
Teva Pharmaceutical Industries Ltd.	4.19%
Activision Blizzard, Inc.	4.05%
Microsoft Corp.	3.99%
AT&T, Inc.	3.98%
Apple, Inc.	3.95%

% Fund Total	43.92%

**	Excludes Short-Term Investments

12 | 2010 ANNUAL REPORT

Quaker Capital Opportunities Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2010
Average Annualized Total Return

							Commencement
	Expense	Inception					of operations
	Ratio	Date	One Year		Five Year		through 06/30/10
			with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge

Class A	1.88%	01/31/2002	-3.96%	1.63%	-2.81%	-1.70%	1.14%	1.82%

Class C	2.63%	05/02/2002	0.86%	0.86%	-2.44%	-2.44%	1.23%	1.23%

Institutional Class	1.63%	05/05/2009	1.90%	1.90%	N/A	N/A	4.48%	4.48%

S&P 500® Total Return Index*			14.43%	14.43%	-0.79%	-0.79%	0.86%	0.86%

*	The benchmark since inception returns are calculated for the period from January 31, 2002 through June 30, 2010.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A Shares of the Fund have a maximum sales charge of 5.50%.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. The graph does not imply any future performance. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See the Financial Highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The S&P 500® Total Return Index is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions.

2010 ANNUAL REPORT | 13

Performance Update
Quaker Mid-Cap Value Fund (QMCVX, QMCCX, QMVIX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks comparable to the companies included in the Russell Midcap® Value Index.
PERFORMANCE REVIEW AND MARKET OUTLOOK
     For the period from July 1, 2009 through June 30, 2010, the Fund generated a gain of 27.69% versus a gain of 28.91% for the benchmark. Every sector in the benchmark and the Fund posted positive returns. Relative performance was helped by stock selection, particularly in the technology, energy, and financial sectors. The past year witnessed the recovery of the market following the devastating bear market of 2008 and early 2009, and has ended with the return of a pessimistic market environment. We were positioned defensively during the downturn which helped relative performance, but due to the rapidity of the recovery, the performance of the portfolio lagged that of the benchmark during the first few months of the 2009 bull market. Additionally, this initial rally was fueled by many companies with low profitability and high debt levels, which we typically avoid. We are now pleased to report that our repositioning of the portfolio has resulted in the fund outperforming the benchmark for the past three quarters, and we are comfortable that the companies in the portfolio are attractively priced for whatever economic scenario that might play out.
     Looking forward, we believe that the recent correction in the market has turned optimism about an economic recovery into skepticism, resulting in much more favorable valuations for equities. As always, the pace of economic recovery will be difficult to predict, so we will continue to do what we have always done: we will focus our research on companies with the ability to generate superior returns on invested capital coupled with the ability to reinvest earnings back into their business. We remain confident that these companies will prove best able to create long-term value for shareholders.
Frank Latuda, Jr., CFA
Portfolio Manager, Kennedy Capital Management, Inc.
SUB-ADVISER:
Kennedy Capital Management, Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2010:
$9,468,168
Top Ten Holdings** (% of net assets)

Comerica, Inc.	2.86%
SM Energy Co.	2.70%
Intuit, Inc.	2.49%
Trimble Navigation Ltd.	2.37%
DPL, Inc.	2.32%
Allied World Assurance Co. Holdings Ltd.	2.30%
Torchmark Corp.	2.28%
Valspar Corp.	2.26%
Ameriprise Financial, Inc.	2.19%
Centerpoint Energy, Inc.	2.18%

% Fund Total	23.95%

**	Excludes Short-Term Investments
14 | 2010 ANNUAL REPORT

Quaker Mid-Cap Value Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2010
Average Annualized Total Return

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 6/30/10
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.94%	12/31/1997	20.67%	27.69%	-3.55%	-2.45%	4.36%	4.95%	4.23%	4.70%

Class C	2.69%	07/31/2000	26.83%	26.83%	-3.16%	-3.16%	N/A	N/A	4.83%	4.83%

Class I	1.69%	11/21/2000	28.14%	28.14%	-2.20%	-2.20%	N/A	N/A	6.08%	6.08%

Russell Mid Cap Value® Index*			28.91%	28.91%	0.71%	0.71%	7.55%	7.55%	6.35%	6.35%

*	The benchmark since inception returns are calculated for the period from December 31, 1997 through June 30, 2010.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A Shares of the Fund have a maximum sales charge of 5.50%.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. The graph does not imply any future performance. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See the Financial Highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The Russell Midcap Value® Index is a widely recognized, unmanaged index of companies included in the Russell 1000® Index with current market capitalizations between $829 million and $12.2 billion. The Index assumes reinvestment of all dividends and distributions.
2010 ANNUAL REPORT | 15

Performance Update
Quaker Small-Cap Value Fund (QUSVX, QSVCX, QSVIX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks of U.S. companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index. The Fund invests in companies considered by the Fund’s sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.
PERFORMANCE REVIEW AND MARKET OUTLOOK
     For the fiscal year ended June 30, 2010, the Fund’s performance was 16.57%, while the Fund’s benchmark, the Russell 2000® Index (a broad-based cross-section of the entire U.S. small-cap market) returned 21.48%. Working from the bottom up, we evaluate companies relative to their industry peers using three broad categories of attractiveness: value, management, and momentum. Value to us means fairly traditional ratios of price to fundamental value; management measures seek evidence that company management has and will continue to produce earnings power; and gauges of momentum help us determine when stocks might be expected to begin their ascent toward full valuation.
     Aronson+Johnson+Ortiz’s (“AJO’s”) search for evidence of future earnings power, quality company management, and longer-term, stable momentum, in addition to low price, put us at a disadvantage throughout most of 2009 and the first quarter of 2010. Financial stocks, in particular, posed a consistent challenge. During the second quarter of 2010, the market shift, albeit weak, benefited AJO’s overall positioning. Although we make no bets across economic sectors, our choices about where to invest and what to avoid were most effective within the healthcare and consumer discretionary sectors, while our biggest disappointments fell within technology and capital goods.
     We were not surprised to see our performance lagging in a market driven by more speculative, low-quality names, but we were relieved when the fiscal year’s end brought light to the type of stocks we favor.
The Portfolio Management Team
Aronson+Johnson+Ortiz
SUB-ADVISER:
Aronson+Johnson+Ortiz, LP
TOTAL NET ASSETS:
AS OF JUNE 30, 2010:
$82,487,198
Top Ten Holdings** (% of net assets)

Herbalife Ltd.	1.03%
Platinum Underwriters Holdings Ltd.	1.01%
Health Net, Inc.	0.99%
Energen Corp.	0.96%
ProAssurance Corp.	0.96%
Alliant Energy Corp.	0.95%
Taubman Centers, Inc.	0.95%
Polaris Industries, Inc.	0.94%
Deckers Outdoor Corp.	0.92%
AMERIGROUP Corp.	0.91%

% Fund Total	9.62%

**	Excludes Short-Term Investments
16 | 2010 ANNUAL REPORT

Quaker Small-Cap Value Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2010
Average Annualized Total Return

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 6/30/10
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.55%	11/25/1996	10.15%	16.57%	-2.27%	-1.16%	5.97%	6.57%	7.54%	7.99%

Class C	2.30%	07/28/2000	15.78%	15.78%	-1.88%	-1.88%	N/A	N/A	5.77%	5.77%

Class I	1.30%	09/12/2000	16.90%	16.90%	-0.89%	-0.89%	N/A	N/A	5.68%	5.68%

Russell 2000® Index*			21.48%	21.48%	0.37%	0.37%	3.00%	3.00%	5.48%	5.48%

*	The benchmark since inception returns are calculated for the period from November 25, 1996 through June 30, 2010.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performanc e may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A Shares of the Fund have a maximum sales charge of 5.50%.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. The graph does not imply any future performance. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See the Financial Highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The Russell 2000® Index is a widely recognized, unmanaged index comprised of the smallest 2000 companies represented in the Russell 3000® Index. The Index currently represents approximately 8% of the market capitalization of the Russell 3000® Index. The Index assumes reinvestment of all dividends and distributions.
2010 ANNUAL REPORT | 17

Expense Information
     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2010 through June 30, 2010.
ACTUAL EXPENSES
     The first section of each table below provides information about actual account values and actual expenses for each of the Funds. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     The second section of each table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 01/01/10	Ratio For the Period	Value 06/30/10	During the Period*

Quaker Event Arbitrage Fund
Actual return based on actual return of:
Class A	6.27%	$1,000.00	0.32%	$1,062.70	$1.64

Hypothetical return based on assumed 5% return
Class A		1,000.00	0.32%	1,023.21	1.61

Quaker Global Tactical Allocation Fund
Actual return based on actual return of:
Class A	(6.48)%	1,000.00	2.22%	935.20	10.65
Class C	(6.88)%	1,000.00	2.97%	931.20	14.22
Class I	(6.55)%	1,000.00	1.72%	934.50	7.29

Hypothetical return based on assumed 5% return
Class A		1,000.00	2.22%	1,013.79	11.08
Class C		1,000.00	2.97%	1,010.07	14.80
Class I		1,000.00	1.72%	1,014.38	7.59

Quaker Long-Short Tactical Allocation Fund
Actual return based on actual return of:
Class A	(0.36)%	1,000.00	4.13%	996.40	20.44
Class C	(0.73)%	1,000.00	4.90%	992.70	24.21
Class I	(0.24)%	1,000.00	3.85%	997.60	19.07

Hypothetical return based on assumed 5% return
Class A		1,000.00	4.13%	1,004.31	20.52
Class C		1,000.00	4.90%	1,000.50	24.30
Class I		1,000.00	3.85%	1,005.70	19.15

18 | 2010 ANNUAL REPORT

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 01/01/10	Ratio For the Period	Value 06/30/10	During the Period*

Quaker Small-Cap Growth Tactical Allocation Fund
Actual return based on actual return of:
Class A	0.72%	$1,000.00	1.86%	$1,007.20	$4.71
Class C	0.31%	1,000.00	2.62%	1,003.10	6.61
Class I	0.82%	1,000.00	1.63%	1,008.20	4.13

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.86%	1,007.91	4.71
Class C		1,000.00	2.62%	1,006.00	6.62
Class I		1,000.00	1.63%	1,008.49	4.13

Quaker Strategic Growth Fund
Actual return based on actual return of:
Class A	(7.56)%	1,000.00	2.04%	924.40	9.73
Class C	(7.89)%	1,000.00	2.79%	921.10	13.29
Class I	(7.49)%	1,000.00	1.80%	925.10	8.59

Hypothetical return based on assumed 5% return
Class A		1,000.00	2.04%	1,014.68	10.19
Class C		1,000.00	2.79%	1,010.96	13.91
Class I		1,000.00	1.80%	1,015.87	9.00

Quaker Capital Opportunities Fund
Actual return based on actual return of:
Class A	(12.70)%	1,000.00	1.76%	873.00	8.17
Class C	(13.00)%	1,000.00	2.51%	870.00	11.64
Class I	(12.57)%	1,000.00	1.52%	874.30	7.06

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.76%	1,016.07	8.80
Class C		1,000.00	2.51%	1,012.35	12.52
Class I		1,000.00	1.52%	1,017.26	7.60

Quaker Mid-Cap Value Fund
Actual return based on actual return of:
Class A	0.25%	1,000.00	2.19%	1,002.50	10.87
Class C	0.00%	1,000.00	2.94%	1,000.00	14.58
Class I	0.49%	1,000.00	1.94%	1,004.90	9.64

Hypothetical return based on assumed 5% return
Class A		1,000.00	2.19%	1,013.93	10.94
Class C		1,000.00	2.94%	1,010.22	14.65
Class I		1,000.00	1.94%	1,015.17	9.69

2010 ANNUAL REPORT | 19

Expense Information

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 01/01/10	Ratio For the Period	Value 06/30/10	During the Period*

Quaker Small-Cap Value Fund
Actual return based on actual return of:
Class A	(3.35)%	$1,000.00	1.90%	$966.50	$9.26
Class C	(3.67)%	1,000.00	2.65%	963.30	12.90
Class I	(3.24)%	1,000.00	1.65%	967.60	8.05

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.90%	1,015.37	9.49
Class C		1,000.00	2.65%	1,011.65	13.22
Class I		1,000.00	1.65%	1,016.61	8.25

*	Expenses are equal to the Funds’ annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half year (181) divided by 365 to reflect the one-half year period.
20 | 2010 ANNUAL REPORT

Schedule of Investments
Quaker Event Arbitrage Fund
June 30, 2010

	Number	Fair
	of Shares	Value

Domestic Common Stocks — 53.56%
Basic Materials — 1.76%
Chemicals — 1.76%
Air Gas, Inc.	1,000	$62,200
Huntsman Corp.	3,500	30,345

		92,545

Total Basic Materials (Cost: $87,461)		92,545

Communications — 4.69%
Internet — 0.08%
IPASS, Inc. (a)	4,000	4,280

Media — 0.67%
CKX, Inc. (a)	7,000	34,930

Telecommunications — 3.94%
RCN Corp. (a)	13,000	192,530
Warwick Valley Telephone Co.	1,050	14,774

		207,304

Total Communications (Cost: $313,562)		246,514

Consumer, Cyclical — 6.42%
Apparel — 0.23%
Heelys, Inc. (a)	5,000	12,150

Entertainment — 1.85%
EDCI Holdings, Inc.	13,000	46,670
Image Entertainment, Inc. (a)	10,000	2,400
VCG Holding Corp. (a)	30,000	48,000

		97,070

Home Builders — 3.66%
Lennar Corp. Class B	17,000	192,610

Lodging — 0.37%
InnSuites Hospitality Trust	14,500	19,140

Retail — 0.31%
Pep Boys	900	7,974
Trans World Entertainment Corp. (a)	5,000	8,500

		16,474

Total Consumer, Cyclical (Cost: $462,297)		337,444

Consumer, Non-cyclical — 6.53%
Commercial Services — 5.21%
Cornell Cos., Inc. (a)	3,850	103,450
Interactive Data Corp.	4,000	133,520
Mac Gray Corp.	994	11,073
Merisel, Inc. (a)	25,920	6,480
MZT Holdings, Inc. (a)	600,000	19,200

		273,723

Cosmetics & Personal Care — 0.70%
CCA Industries, Inc.	6,930	37,075

Food — 0.62%
Cagles, Inc. (a)	6,700	32,495

Total Consumer, Non-cyclical (Cost: $440,628)		343,293

Diversified — 0.00%
Holding Companies-Diversified — 0.00%
Stoneleigh Partners Acquisition Corp. (a)	400	—

Total Diversified (Cost: $–)		—

Energy — 8.91%
Oil & Gas — 8.91%
Arena Resources, Inc. (a)	4,940	157,586
Mariner Energy, Inc. (a)	8,000	171,840
Petrocorp, Inc. (a)	200	—
Pinnacle Gas Resources Inc. (a)	433,720	138,790

		468,216

Total Energy (Cost: $552,777)		468,216

Financial — 7.91%
Banks — 0.14%
Cowlitz Bancorporation (a)	430	1,002
First Intercontinental Bank (a)	2,528	6,320

		7,322

Diversified Financial Services — 4.39%
GLG Partners, Inc. (a)	52,723	230,927
Pelican Financial (a)	2,100	—

		230,927

Insurance — 3.34%
Crawford & Co. Class A (a)	10,932	26,783
Liberty Acquisition Holdings (a)	15,000	148,650

		175,433

Savings & Loans — 0.01%
Sobieski Bancorp, Inc. (a)	3,700	522

Venture Capital — 0.03%
Infinity Capital Group	50,000	1,700

Total Financial (Cost: $517,551)		415,904

Healthcare — 5.97%
Biotechnology — 0.81%
Avigen, Inc. (a)	30,000	3,900
Cadus Corp. (a)	28,000	38,080
Vaxgen, Inc. (a)	2,297	758

		42,738

Healthcare-Products — 4.33%
National Dentex Corp. (a)	13,520	227,812

Pharmaceuticals — 0.83%
INYX, Inc. (a)	167,850	201
Lev Pharmaceuticals, Inc. (a)	15,000	—
Trimeris, Inc. (a)	20,000	43,200

		43,401

Total Healthcare (Cost: $387,947)		313,951

2010 ANNUAL REPORT | 21

Schedule of Investments
Quaker Event Arbitrage Fund
June 30, 2010

	Number	Fair
	of Shares	Value

Domestic Common Stocks (Continued)
Industrial — 3.03%
Building Materials — 0.58%
Craftmade International, Inc. (a)	5,000	$30,500

Electrical Components & Equipment — 1.00%
Molex, Inc. Class A	2,000	30,900
Sunpower Corp. Class B (a)	2,018	21,794

		52,694

Electronics — 1.13%
Bel Fuse, Inc.	2,000	33,020
ZYGO Corp. (a)	3,216	26,082

		59,102

Environmental Control — 0.32%
Startech Enviromental Corp. (a)	25,000	1,768
Strategic Enviromental & Energy Resources, Inc. (a)	43,000	15,170

		16,938

Total Industrial (Cost: $288,452)		159,234

Technology — 4.77%
Computers — 0.12%
Computer Horizons Corp. (a)	65,000	6,422

Software — 4.65%
Contra Softbrands, Inc. (a)	5,000	—
Fidelity National Information	5,000	134,100
Infogroup, Inc. (a)	10,876	86,791
Network — 1 Security Solutions, Inc. (a)	25,000	23,500

		244,391

Total Technology (Cost: $236,371)		250,813

Utilities — 3.57%
Water — 3.57%
Southwest Water Co.	17,907	187,665

Total Utilities (Cost: $187,267)		187,665

Total Domestic Common Stocks (Cost $3,474,313)		2,815,579

Foreign Common Stocks — 4.95%
Canada — 1.32%
Pharmaceuticals — 1.32%
Dragon Pharmaceuticals, Inc. (a)	92,500	69,375

Total Canada (Cost: $72,795)		69,375

Switzerland — 2.61%
Healthcare-Products — 2.61%
Alcon, Inc.	925	137,076

Total Switzerland (Cost: $145,207)		137,076

United Kingdom — 1.02%
Water — 1.02%
Cascal N.V.	8,000	53,600

Total United Kingdom (Cost: $53,132)		53,600

Total Foreign Common Stocks (Cost $271,134)		260,051

Preferred Stocks — 1.43%
United States — 1.43%
Fannie Mae Series F (a)	386	247
JPMorgan Chase Series G	311	14,461
US Bancorp Series B	3,000	60,300

		75,008

Total United States (Cost $50,846)		75,008

Total Preferred Stocks (Cost $50,846)		75,008

Limited Partnerships — 0.47%
Cedar Fair LP	2,000	24,640

Total Limited Partnerships (Cost $22,645)		24,640

	Par Value

Corporate Bonds — 0.87%
Consumer, Cyclical — 0.01%
Lodging — 0.01%
Trump Entertainment Resorts 8.50%, 06/01/2015 (a)(b)	314,949	394

Total Consumer, Cyclical (Cost: $26,771)		394

Financial — 0.86%
Diversified Financial Services — 0.86%
Lehman Brothers Holdings, Inc. 0.00%, 02/17/2015 (a)(b)	130,000	24,050
Lehman Brothers Holdings, Inc. 0.00%, 07/08/2014 (a)(b)	110,000	21,450

		45,500

Venture Capital — 0.00%
Infinity Capital Group 7.00%, 12/31/2049 (a)	25,000	—

Total Financial (Cost: $67,900)		45,500

Utilities — 0.00%
Electric — 0.00%
Mirant Corporation 2.50%, 6/15/2021 (a)	20,000	—

Total Utilities (Cost: $–)		—

Total Corporate Bonds (Cost $94,671)		45,894

22 | 2010 ANNUAL REPORT

	Par	Fair
	Value	Value

Asset Backed Securities — 3.59%
United States — 3.59%
Countrywide Home Equity Loan Trust .47%, 6/25/2037 (c)	69,006	$34,495
Residential Funding Mortgage Securities II .58%, 4/15/2035 (c)	341,416	154,094

		188,589

Total United States (Cost $198,839)		188,589

Total Asset Backed Securities (Cost $198,839)		188,589

	Number
	of Contracts

Options — 0.39%
United States — 0.39%
Alcon, Inc. Expiration: August, 2010 Exercise Price $155.00	20	7,600
Fidelity National Information Expiration: October, 2010 Exercise Price $27.50	50	13,000

		20,600

Total United States (Cost $27,460)		20,600

Total Options (Cost $27,460)		20,600

	Number
	of Shares

Short-Term Investment — 16.02%
Time Deposit — 16.02%
Citibank 0.03%, 07/01/2010	$842,441	842,441

Total Short-Term Investment (Cost $842,441)		842,441

Total Investments (Cost $4,982,349) — 81.28%		4,272,802

Other Assets in Excess of Liabilities, Net — 18.72%		984,334

Total Net Assets — 100.00%		5,257,136

	Number	Fair
Schedule of Securities Sold Short	of Shares	Value

Domestic Common Stocks — 14.07%
Apache Corp.	1,191	$100,270
Crawford & Co. Class B	11,636	36,770
Electro Scientific Industries, Inc.	3,000	40,080
Lennar Corp. Class A	17,000	236,470
Molex, Inc.	2,000	36,480
Ricks Cabaret International, Inc.	2,000	15,780
Sandridge Energy, Inc.	25,000	145,750
Sunpower Corp. Class A	2,000	24,200
The Geo Group, Inc.	5,001	103,771

Total Domestic Common Stocks		739,571

Foreign Common Stocks — 2.38%
Novartis AG ADR	2,590	125,149

Total Foreign Common Stocks		125,149

Exchange-Traded Fund — 0.27%
Powershares DB Oil Fund	600	14,286

Total Exchange-Traded Fund		14,286

Total Securities Sold Short (Proceeds: $1,061,845)		$879,006

	Number
	of Contracts

Call Options Written — 0.16%
Alcon, Inc. Expiration: August, 2010 Exercise Price: $170.00	20	400
Fidelity National Information Expiration: October, 2010 Exercise Price: $27.50	50	8,000

Total Options Written (Premiums Received $9,830)		$8,400

(a)	Non-income producing security.

(b)	Defaulted bond.

(c)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
The accompanying notes are an integral part of the financial statements.
2010 ANNUAL REPORT | 23

Schedule of Investments
Quaker Global Tactical Allocation Fund
June 30, 2010

	Number	Fair
	of Shares	Value

Common Stocks— 73.52%
Belgium — 2.00%
Anheuser-Busch InBev NV ADR(a)	9,700	$465,697

Total Belgium (Cost $476,382)		465,697

Canada — 12.62%
Barrick Gold Corp.	13,400	608,494
Biovail Corp. (a)	12,700	244,348
Canadian Natural Resources Ltd.	10,600	352,238
Cenovus Energy, Inc.	32,100	827,859
EnCana Corp.	18,240	553,402
Rogers Communications, Inc.	10,700	350,532

		2,936,873

Total Canada (Cost $2,931,851)		2,936,873

France — 1.64%
Danone ADR	35,900	381,617

Total France (Cost $378,375)		381,617

India — 1.57%
Sterlite Industries India Ltd. ADR	25,600	364,544

Total India (Cost $389,008)		364,544

Israel — 2.08%
Teva Pharmaceutical Industries Ltd. ADR	9,330	485,067

Total Israel (Cost $518,352)		485,067

Luxembourg — 1.93%
Tenaris S.A. ADR	13,000	449,930

Total Luxembourg (Cost $485,314)		449,930

Netherlands — 1.59%
Koninklijke Philips Electronics NV ADR	12,400	370,016

Total Netherlands (Cost $377,616)		370,016

Netherland Antilles — 0.79%
Schlumberger Ltd.	3,300	182,622

Total Netherlands Antilles (Cost $184,808)		182,622

Switzerland — 1.05%
ACE Ltd.	4,750	244,530

Total Switzerland (Cost $238,299)		244,530

United Kingdom — 2.56%
Ensco International PLC ADR	6,300	247,464
Rio Tinto PLC ADR	8,000	348,800

		596,264

Total United Kingdom (Cost $610,770)		596,264

United States — 45.69%
Amgen, Inc. (b)	8,600	452,360
AON Corp.	7,700	285,824
Apple, Inc. (b)	1,885	474,134
Berkshire Hathaway, Inc. (b)	3,100	247,039
Broadcom Corp.	10,000	329,700
Celgene Corp. (b)	6,090	309,494
Cliffs Natural Resources, Inc.	5,600	$264,096
Comcast Corp.	25,600	444,672
Cooper Industries PLC	5,300	233,200
Denbury Resources, Inc. (b)	25,800	377,712
EMC Corp. (b)	18,700	342,210
Genzyme Corp. (b)	6,700	340,159
Kraft Foods, Inc.	17,100	478,800
Las Vegas Sands Corp. (a)(b)	25,000	553,500
McDermott International, Inc. (b)	9,100	197,106
Mead Johnson Nutrition Co.	15,050	754,306
Medco Health Solutions, Inc. (b)	8,600	473,688
MGM Mirage (a)(b)	16,600	160,024
NII Holdings, Inc. (b)	12,300	399,996
Occidental Petroleum Corp.	10,470	807,760
PepsiCo, Inc.	5,950	362,652
Questcor Pharmaceuticals, Inc. (b)	46,900	478,849
Sirius XM Radio, Inc. (a)(b)	148,700	141,191
US Bancorp	31,000	692,850
Verisk Analytics, Inc. (b)	12,480	373,152
Vulcan Materials Co.	15,100	661,833

		10,636,307

Total United States (Cost $10,820,455)		10,636,307

Total Common Stocks (Cost $17,411,230)		17,113,467

Exchange-Traded Funds — 11.83%
iShares FTSE/Xinhua China 25 Index Fund	17,900	700,427
iShares MSCI Singapore Index Fund	74,800	840,752
iShares S&P India Nifty 50 Index Fund(a)	27,500	709,225
WisdomTree Dreyfus Brazilian Real Fund	19,000	503,500

		2,753,904

Total Exchange-Traded Funds (Cost $2,797,716)		2,753,904

24 | 2010 ANNUAL REPORT

	Number	Fair
	of Shares	Value

Short-Term Investments — 14.07%
Investment Trust — 8.32%
Invesco AIM Liquid Assets Portfolio, 0.210% (c)(d)	1,935,997	$1,935,997

Time Deposit — 5.75%
Citibank 0.03%, 07/01/2010	$1,339,419	1,339,419

Total Short-Term Investments (Cost $3,275,416)		3,275,416

Total Investments (Cost $23,484,362) — 99.42%		23,142,787

Other Assets in Excess of Liabilities, Net — 0.58%		134,656

Total Net Assets — 100.00%		$23,277,443

	Number	Fair
Schedule of Securities Sold Short	of Shares	Value

Common Stocks — 2.96%
Advanced Micro Devices, Inc.	27,800	$203,496
Dollar General Corp. (a)	8,700	239,685
Family Dollar Stores, Inc.	6,500	244,985

Total Common Stocks		688,166

Exchange-Traded Fund — 2.12%
PowerShares DB US Dollar Index Bullish Fund (a)	19,700	493,682

Total Exchange-Traded Fund		493,682

Total Securities Sold Short (Proceeds: $1,203,637)		$1,181,848

Call Options Written — 0.00%
Apple, Inc. Expiration: July, 2010 Exercise Price: $310.00	2	22
Apple, Inc. Expiration: July, 2010 Exercise Price: $300.00	2	42
Mead Johnson Nutrition Co. Expiration: August, 2010 Exercise Price: $60.00	12	480

Total Options Written (Premiums Received $2,077)		$544

ADR	American Depositary Receipt

(a)	All or a portion of the security out on loan.

(b)	Non-income producing security.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
2010 ANNUAL REPORT | 25

Schedule of Investments
Quaker Long-Short Tactical Allocation Fund
June 30, 2010

	Number	Fair
	of Shares	Value

Domestic Common Stocks — 48.82%
Communications — 2.52%
Internet — 2.52%
Terremark Worldwide, Inc. (a)	26,900	$210,089

Total Communications (Cost: $217,100)		210,089

Consumer, Cyclical — 2.61%
Airlines — 2.61%
UAL Corp. (a)	10,600	217,936

Total Consumer, Cyclical (Cost: $218,376)		217,936

Consumer, Non-cyclical — 2.42%
Commercial Services — 2.42%
Electro Rent Corp.	15,800	202,082

Total Consumer, Non-cyclical (Cost: $211,166)		202,082

Energy — 3.52%
Coal — 3.52%
James River Coal Co. (a)	18,477	294,154

Total Energy (Cost: $317,889)		294,154

Financial — 4.93%
Diversified Financial Services — 4.93%
Nelnet, Inc.	10,600	204,368
SWS Group, Inc.	21,800	207,100

		411,468

Total Financial (Cost: $425,853)		411,468

Healthcare — 17.24%
Healthcare-Products — 5.03%
Caliper Life Sciences, Inc. (a)	50,800	216,916
Insulet Corp. (a)	13,478	202,844

		419,760

Pharmaceuticals — 12.21%
Alkermes, Inc. (a)	16,800	209,160
Clarient, Inc. (a)	63,886	196,769
Dyax Corp. (a)	81,345	184,653
Impax Laboratories, Inc. (a)	11,200	213,472
Salix Pharmaceuticals Ltd. (a)	5,500	214,665

		1,018,719

Total Healthcare (Cost: $1,468,632)		1,438,479

Industrial — 9.78%
Electrical Components & Equipment — 4.14%
A123 Systems, Inc. (a)	21,100	198,973
Ener1, Inc. (a)	43,400	146,692

		345,665

Electronics — 3.99%
Daktronics, Inc.	19,300	144,750
Dolby Laboratories, Inc. (a)	3,000	188,070

		332,820

Environmental Control — 1.65%
Energy Recovery, Inc. (a)	34,400	137,600

Total Industrial (Cost: $832,174)		816,085

Technology — 5.80%
Semiconductors — 3.96%
Exar Corp. (a)	9,900	68,607
Micron Technology, Inc. (a)	30,800	261,492

		330,099

Software — 1.84%
Rightnow Technologies, Inc. (a)	9,800	153,762

Total Technology (Cost: $505,698)		483,861

Total Domestic Common Stocks (Cost $4,196,888)		4,074,154

Foreign Common Stocks — 9.56%
Canada — 7.02%
Mining — 7.02%
Goldcorp, Inc.	4,600	201,710
IAMGOLD Corp.	11,900	210,392
New Gold, Inc. (a)	28,000	173,320

		585,422

Total Canada (Cost: $597,059)		585,422

Netherlands — 2.54%
Pharmaceuticals — 2.54%
Eurand NV (a)	21,900	212,211

Total Netherlands (Cost: $212,990)		212,211

Total Foreign Common Stocks (Cost $810,049)		797,633

Real Estate Investment Trust — 2.09%
Cypress Sharpridge Investments, Inc.	13,800	174,708

Total Real Estate Investment Trust (Cost $193,524)		174,708

Short-Term Investment — 19.81%
Time Deposit — 19.81%
HSBC Bank 0.03%, 07/01/2010	$1,652,795	1,652,795

Total Short-Term Investment (Cost $1,652,795)		1,652,795

Total Investments (Cost $6,853,256) — 80.28%		6,699,290

Other Assets in Excess of Liabilities, Net — 19.72%		1,645,816

Total Net Assets — 100.00%		$8,345,106

26 | 2010 ANNUAL REPORT

	Number	Fair
Schedule of Securities Sold Short	of Shares	Value

Domestic Common Stocks — 27.32%
Acme Packet, Inc.	7,400	$198,912
Apollo Investment Corp.	18,800	175,404
AVANIR Pharmaceuticals, Inc. (a)	70,200	180,414
Beazer Homes USA, Inc. (a)	43,800	158,994
Eastman Kodak Co. (a)	42,700	185,318
First Marblehead Corp. (a)	76,000	178,600
Flagstar Bancorp, Inc. (a)	49,100	154,174
Great Atlantic & Pacific Tea Co. (a)	42,700	166,530
Home Federal Bancorp, Inc.	13,700	173,031
MGIC Investment Corp. (a)	26,400	181,896
Radian Group, Inc.	20,300	146,972
Rite Aid Corp. (a)	173,300	169,834
Southwest Bancorp, Inc.	15,800	209,982

Total Domestic Common Stocks		2,280,061

Foreign Common Stocks — 5.61%
BBVA Banco Frances SA ADR	17,800	112,496
Duoyuan Global Water, Inc. ADR (a)	10,600	186,560
KT Corp. ADR	8,800	168,696

Total Foreign Common Stocks		467,752

Total Securities Sold Short (Proceeds: $3,098,688)		$2,747,813

ADR	American Depositary Receipt

(a)	Non-income producing security.
The accompanying notes are an integral part of the financial statements.
2010 ANNUAL REPORT | 27

Schedule of Investments
Quaker Small-Cap Growth Tactical Allocation Fund
June 30, 2010

	Number	Fair
	of Shares	Value

Domestic Common Stocks — 33.13%
Basic Materials — 3.28%
Chemicals — 3.28%
Aceto Corp.	46,950	$269,024
Stepan Co.	9,000	615,870

		884,894

Total Basic Materials (Cost: $955,972)		884,894

Communications — 3.10%
Internet — 1.76%
Network Engines, Inc. (a)	175,000	474,250

Telecommunications — 1.34%
Finisar Corp. (a)	24,300	362,070

Total Communications (Cost: $881,052)		836,320

Consumer, Cyclical — 3.55%
Apparel — 2.30%
Skechers U.S.A., Inc. (a)	17,000	620,840

Retail — 1.25%
Ulta Salon Cosmetics & Fragrance, Inc. (a)	14,200	335,972

Total Consumer, Cyclical (Cost: $946,662)		956,812

Energy — 1.31%
Oil & Gas — 1.31%
Panhandle Oil & Gas, Inc.	13,300	351,519

Total Energy (Cost: $354,178)		351,519

Financial — 0.75%
Real Estate — 0.75%
HFF, Inc. (a)	28,700	202,909

Total Financial (Cost: $215,368)		202,909

Healthcare — 1.52%
Healthcare-Products — 0.47%
Delcath Systems, Inc. (a)	20,000	126,800

Healthcare-Services — 1.05%
Metropolitan Health Networks, Inc. (a)	76,000	283,480

Total Healthcare (Cost: $468,136)		410,280

Industrial — 6.26%
Electrical Components & Equipment — 0.50%
Ultralife Corp. (a)	31,300	134,590

Electronics — 1.84%
DDi Corp.	24,180	182,075
ICx Technologies, Inc. (a)	42,990	313,827

		495,902

Environmental Control — 0.91%
Clean Harbors, Inc. (a)	3,700	245,717

Machinery-Diversified — 1.27%
Kadant, Inc. (a)	19,700	343,174

Metal Fabricate & Hardware — 0.33%
Lawson Products, Inc.	5,200	88,296

Miscellaneous Manufacturing — 1.41%
Sturm Ruger & Co.	26,500	379,745

Total Industrial (Cost: $1,783,957)		1,687,424

Technology — 13.36%
Computers — 2.10%
SMART Modular Technologies WWH, Inc. (a)	97,000	567,450

Semiconductors — 5.94%
AXT, Inc. (a)	51,800	233,618
MKS Instruments, Inc. (a)	21,400	400,608
Novellus Systems, Inc. (a)	10,700	271,352
Omnivision Technologies, Inc. (a)	32,400	694,656

		1,600,234

Software — 5.32%
PDF Solutions, Inc. (a)	64,400	309,120
Seachange International, Inc. (a)	71,400	587,622
Unica Corp. (a)	56,000	536,480

		1,433,222

Total Technology (Cost: $3,665,479)		3,600,906

Total Domestic Common Stocks (Cost $9,270,804)		8,931,064

Foreign Common Stock — 0.77%
Japan — 0.77%
Internet — 0.77%
Internet Initiative Japan, Inc. ADR	28,400	206,468

Total Japan (Cost: $206,350)		206,468

Total Foreign Common Stock (Cost $206,350)		206,468

Short-Term Investment — 52.25%
Time Deposit — 52.25%
Citibank 0.03%, 07/01/2010	$14,088,215	14,088,215

Total Short-Term Investment (Cost $14,088,215)		14,088,215

Total Investments (Cost $23,565,369) — 86.15%		23,225,747

Other Assets in Excess of Liabilities, Net — 13.85%		3,734,503

Total Net Assets — 100.00%		$26,960,250

ADR	American Depositary Receipt

(a)	Non-income producing security.
The accompanying notes are an integral part of the financial statements.
28 | 2010 ANNUAL REPORT

Quaker Strategic Growth Fund
June 30, 2010

	Number	Fair
	of Shares	Value

Domestic Common Stocks — 67.59%
Basic Materials — 5.70%
Iron & Steel Production — 1.13%
Cliffs Natural Resources, Inc.	93,540	$4,411,346

Mining — 4.57%
Barrick Gold Corp.	108,800	4,940,608
Newmont Mining Corp.	83,598	5,161,341
Vulcan Materials Co.	175,600	7,696,548

		17,798,497

Total Basic Materials (Cost: $22,722,510)		22,209,843

Communications — 5.55%
Media — 2.57%
Comcast Corp.	429,300	7,456,941
Sirius XM Radio, Inc. (a)(b)	2,688,800	2,553,016

		10,009,957

Telecommunications — 2.98%
NII Holdings, Inc. (b)	177,000	5,756,040
Rogers Communications, Inc.	178,900	5,860,764

		11,616,804

Total Communications (Cost: $23,046,690)		21,626,761

Consumer, Cyclical — 3.10%
Lodging — 3.10%
Las Vegas Sands Corp. (a)(b)	419,624	9,290,475
MGM Mirage (a)(b)	290,900	2,804,276

		12,094,751

Total Consumer, Cyclical (Cost: $10,773,670)		12,094,751

Consumer, Non-cyclical — 6.4%
Beverages — 1.56%
PepsiCo, Inc.	99,630	6,072,448

Commercial Services — 1.52%
Verisk Analytics, Inc. (b)	198,460	5,933,954

Food — 3.32%
Kraft Foods, Inc.	303,600	8,500,800
Kroger Co.	226,100	4,451,909

		12,952,709

Total Consumer, Non-cyclical (Cost: $25,693,214)		24,959,111

Energy — 11.92%
Oil & Gas — 11.92%
Cenovus Energy, Inc.	537,000	13,849,230
Denbury Resources, Inc. (b)	458,377	6,710,639
EnCana Corp. (a)	304,650	9,243,081
Occidental Petroleum Corp.	176,590	13,623,919
Schlumberger Ltd.	55,450	3,068,603

		46,495,472

Total Energy (Cost: $47,799,792)		46,495,472

Financial — 12.12%
Banks — 8.83%
Bank of America Corp.	402,170	5,779,183
Citigroup, Inc. (b)	1,371,200	5,155,712
Morgan Stanley	217,700	5,052,817
SunTrust Banks, Inc.	205,355	4,784,771
US Bancorp	264,400	5,909,340
Wells Fargo & Co.	303,300	7,764,480

		34,446,303

Insurance — 3.29%
ACE Ltd.	78,790	4,056,109
Berkshire Hathaway, Inc. (b)	52,240	4,163,006
Marsh & McLennan Cos., Inc.	204,300	4,606,965

		12,826,080

Total Financial (Cost: $49,839,055)		47,272,383

Healthcare — 10.75%
Biotechnology — 5.26%
Amgen, Inc. (b)	165,100	8,684,260
Celgene Corp. (b)	101,560	5,161,279
Genzyme Corp. (b)	131,500	6,676,255

		20,521,794

Pharmaceuticals —5.49%
Mead Johnson Nutrition Co.	261,650	13,113,898
Medco Health Solutions, Inc. (b)	150,200	8,273,016

		21,386,914

Total Healthcare (Cost: $40,431,544)		41,908,708

Industrial — 3.67%
Building Materials — 1.14%
Martin Marietta Materials, Inc. (a)	52,510	4,453,373

Engineering & Construction — 0.85%
McDermott International, Inc. (b)	152,500	3,303,150

Miscellaneous Manufacturing — 1.68%
Cooper Industries PLC (a)	149,000	6,556,000

Total Industrial (Cost: $15,719,460)		14,312,523

Technology — 6.68%
Computers — 5.13%
Apple, Inc. (b)	45,860	11,535,166
EMC Corp. (b)	462,700	8,467,410

		20,002,576

Semiconductors — 1.55%
Broadcom Corp.	183,000	6,033,510

Total Technology (Cost: $25,828,906)		26,036,086

2010 ANNUAL REPORT | 29

Schedule of Investments
Quaker Strategic Growth Fund
June 30, 2010

	Number	Fair
	of Shares	Value

Domestic Common Stocks (Continued)
Utilities — 1.70%
Water — 1.70%
American Water Works Co., Inc.	321,100	$6,614,660

Total Utilities (Cost: $6,935,516)		6,614,660

Total Domestic Common Stocks (Cost $268,790,357)		263,530,298

Foreign Common Stocks — 6.88%
Belgium — 2.08%
Beverages — 2.08%
Anheuser-Busch InBev NV ADR (a)	169,100	8,118,491

Israel — 2.17%
Pharmaceuticals — 2.17%
Teva Pharmaceuticals Ltd. ADR	162,440	8,445,256

Switzerland — 1.56%
Pharmaceuticals — 1.56%
Roche Holding AG ADR	176,258	6,092,657

United Kingdom — 1.07%
Oil&Gas — 1.07%
Ensco International PLC ADR	105,900	4,159,752

Total Foreign Stocks (Cost $29,263,958)		26,816,156

Exchange-Traded Fund — 3.64%
SPDR Trust Series I	137,580	14,201,008

Total Exchange-Traded Fund (Cost $14,726,289)		14,201,008

Short-Term Investments — 27.99%
Investment Trust — 7.74%
Invesco AIM Liquid Assets Portfolio, 0.210% (c)(d)	30,192,356	30,192,356

Time Deposit — 20.25%
Citibank 0.03%, 07/01/2010	$78,932,053	78,932,053

Total Short-Term Investments (Cost $109,124,409)		109,124,409

Total Investments (Cost $421,905,013) — 106.10%		413,671,871

Liabilities in Excess of Other Assets, Net (6.10)%		(23,791,552)

Total Net Assets — 100.00%		$389,880,319

	Number	Fair
	of Contracts	Value

Call Options Written — 0.00%
Apple, Inc. Expiration: July, 2010 Exercise Price: $310.00	30	$330
Apple, Inc. Expiration: July, 2010 Exercise Price: $300.00	30	630
Mead Johnson Nutrition Co. Expiration: August, 2010 Exercise Price: $60.00	200	8,000

Total Options Written (Premiums Received $33,459)		$8,960

ADR	American Depositary Receipt

(a)	All or a portion of the security out on loan.

(b)	Non-income producing security.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
30 | 2010 ANNUAL REPORT

Quaker Capital Opportunities Fund
June 30, 2010

	Number	Fair
	of Shares	Value

Domestic Common Stocks — 89.09%
Basic Materials — 8.46%
Chemicals — 8.46%
Air Products & Chemicals, Inc.	13,600	$881,416
Ecolab, Inc.	15,200	682,632

		1,564,048

Total Basic Materials (Cost: $1,748,325)		1,564,048

Communications — 11.03%
Internet — 5.05%
Google, Inc. (a)	2,100	934,395

Media — 2.00%
DIRECTV (a)	10,900	369,728

Telecommunications — 3.98%
AT&T, Inc.	30,400	735,376

Total Communications (Cost: $2,246,795)		2,039,499

Consumer, Cyclical — 3.07%
Retail — 3.07%
Wal-Mart Stores, Inc.	11,800	567,226

Total Consumer, Cyclical (Cost: $640,056)		567,226

Consumer, Non-cyclical — 9.40%
Beverages — 3.16%
PepsiCo, Inc.	9,600	585,120

Commercial Services — 6.24%
Mastercard, Inc.	2,800	558,684
Visa, Inc.	8,400	594,300

		1,152,984

Total Consumer, Non-cyclical (Cost: $1,854,399)		1,738,104

Energy — 7.23%
Oil & Gas — 7.23%
Chevron Corp.	5,400	366,444
Devon Energy Corp.	6,200	377,704
Exxon Mobil Corp.	10,400	593,528

		1,337,676

Total Energy (Cost: $1,600,377)		1,337,676

Financial — 6.91%
Banks — 6.91%
Goldman Sachs Group, Inc.	5,500	721,985
JPMorgan Chase & Co.	15,200	556,472

		1,278,457

Total Financial (Cost: $1,542,175)		1,278,457

Healthcare — 12.42%
Biotechnology — 7.84%
Gilead Sciences, Inc. (a)	24,900	853,572
Life Technologies Corp. (a)	12,600	595,350

		1,448,922

Pharmaceuticals — 4.58%
Abbott Laboratories	18,100	846,718

Total Healthcare (Cost: $2,538,449)		2,295,640

Industrial — 6.89%
Electronics — 3.72%
Thermo Fisher Scientific, Inc. (a)	14,000	686,700

Miscellaneous Manufacturing — 3.17%
Danaher Corp.	15,800	586,496

Total Industrial (Cost: $1,133,124)		1,273,196

Technology — 23.68%
Computers — 16.45%
Apple, Inc. (a)	2,900	729,437
Hewlett-Packard Co.	16,100	696,808
International Business Machines Corp.	7,100	876,708
Microsoft Corp.	32,100	738,621

		3,041,574

Software — 7.23%
Activision Blizzard, Inc.	71,300	747,937
Oracle Corp.	27,400	588,004

		1,335,941

Total Technology (Cost: $4,312,430)		4,377,515

Total Domestic Common Stocks (Cost $17,616,130)		16,471,361

Foreign Common Stocks — 5.88%
France — 1.69%
Oil & Gas — 1.69%
Total S.A. ADR	7,000	312,480

Israel — 4.19%
Pharmaceuticals — 4.19%
Teva Pharmaceuticals Ltd. ADR	14,900	774,651

Total Foreign Stocks (Cost $1,222,134)		1,087,131

Exchange-Traded Fund — 2.61%
ETFS Gold Trust(a)	3,900	483,483

Total Exchange-Traded Fund (Cost $488,286)		483,483

2010 ANNUAL REPORT | 31

Schedule of Investments

	Number	Fair
	of Shares	Value

Short-Term Investment — 2.13%
Time Deposit — 2.13%
Wells Fargo 0.03%, 07/01/2010	$393,124	$393,124

Total Short-Term Investment (Cost $393,124)		393,124

Total Investments (Cost $19,719,674) — 99.71%		18,435,099

Other Assets in Excess of Liabilities, Net — 0.29%		53,011

Total Net Assets — 100.00%		$18,488,110

ADR American Depositary Receipt

(a)	Non-income producing security.
The accompanying notes are an integral part of the financial statements.
32 | 2010 ANNUAL REPORT

Quaker Mid-Cap Value Fund
June 30, 2010

	Number	Fair
	of Shares	Value

Common Stocks — 91.36%
Basic Materials — 6.42%
Chemicals — 6.42%
CF Industries Holdings, Inc.	2,751	$174,551
FMC Corp.	1,555	89,304
Sigma-Aldrich Corp.	2,605	129,807
Valspar Corp.	7,095	213,701

		607,363

Total Basic Materials (Cost: $576,824)		607,363

Consumer, Cyclical — 8.52%
Apparel — 1.97%
VF Corp.	2,625	186,848

Home Builders — 1.11%
Toll Brothers, Inc. (a)	6,420	105,031

Home Furnishings — 1.95%
Harman International Industries, Inc. (a)	6,168	184,362

Retail — 3.49%
Advance Auto Parts, Inc.	3,635	182,404
Darden Restaurants, Inc.	3,820	148,407

		330,811

Total Consumer, Cyclical (Cost: $728,688)		807,052

Consumer, Non-cyclical — 8.47%
Agriculture — 1.35%
Bunge Ltd.	2,595	127,648

Commercial Services — 1.69%
Hewitt Associates, Inc. (a)	4,635	159,722

Food — 3.90%
Hormel Foods Corp.	5,015	203,007
SYSCO Corp.	5,820	166,278

		369,285

Household Products — 1.53%
Church & Dwight Co., Inc.	2,320	145,487

Total Consumer, Non-cyclical (Cost: $747,080)		802,142

Energy — 7.62%
Oil & Gas — 7.62%
Atwood Oceanics, Inc. (a)	4,260	108,715
Pioneer Natural Resources Co.	3,095	183,998
SM Energy Co.	6,360	255,418
Valero Energy Corp.	9,650	173,507

		721,638

Total Energy (Cost: $614,497)		721,638

Financial — 22.27%
Banks — 10.08%
Comerica, Inc.	7,350	270,700
Huntington Bancshares, Inc.	32,844	181,956
Keycorp	13,245	101,854
Marshall & Ilsley Corp.	14,680	105,402
Popular, Inc. (a)	30,751	82,413
Regions Financial Corp.	12,715	83,665
Zions Bancorporation (b)	5,950	128,341

		954,331

Diversified Financial Services — 3.54%
Ameriprise Financial, Inc.	5,750	207,748
Invesco Ltd.	7,580	127,571

		335,319

Insurance — 8.65%
Allied World Assurance Co. Holdings Ltd.	4,791	217,415
Genworth Financial, Inc. (a)	14,215	185,790
Reinsurance Group of America, Inc.	4,360	199,296
Torchmark Corp.	4,360	215,864

		818,365

Total Financial (Cost: $1,814,458)		2,108,015

Healthcare — 10.08%
Healthcare-Products — 4.64%
Patterson Cos., Inc.	5,090	145,218
St Jude Medical, Inc. (a)	3,995	144,180
Zimmer Holdings, Inc. (a)	2,770	149,718

		439,116

Healthcare-Services — 1.63%
Laboratory Corp. of America Holdings (a)	2,045	154,091

Pharmaceuticals — 3.81%
Cephalon, Inc. (a)	3,255	184,721
Forest Laboratories, Inc. (a)	6,440	176,649

		361,370

Total Healthcare (Cost: $885,595)		954,577

Industrial — 10.61%
Aerospace & Defense — 1.36%
L-3 Communications Holdings, Inc.	1,810	128,220

Electronics — 5.62%
FLIR Systems, Inc. (a)	6,956	202,350
Trimble Navigation Ltd. (a)	8,010	224,280
Waters Corp. (a)	1,635	105,785

		532,415

Hand Machine Tools — 1.55%
Lincoln Electric Holdings, Inc.	2,880	146,851

Metal Fabricate & Hardware — 2.08%
Precision Castparts Corp.	1,910	196,577

Total Industrial (Cost: $841,595)		1,004,063

2010 ANNUAL REPORT | 33

Schedule of Investments

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Technology — 5.54%
Semiconductors — 1.83%
Marvell Technology Group Ltd. (a)	10,985	$173,123

Software — 3.71%
Check Point Software Technologies (a)	3,905	115,120
Intuit, Inc. (a)	6,790	236,088

		351,208

Total Technology (Cost: $452,440)		524,331

Utilities — 11.83%
Electric — 5.51%
DPL, Inc.	9,215	220,239
PG&E Corp.	2,715	111,586
Xcel Energy, Inc.	9,220	190,024

		521,849

Gas — 6.32%
Centerpoint Energy, Inc.	15,725	206,941
Energen Corp.	4,230	187,516
UGI Corp.	8,025	204,156

		598,613

Total Utilities (Cost: $1,091,775)		1,120,462

Total Common Stocks (Cost $7,752,952)		8,649,643

Real Estate Investment Trusts — 4.69%
Boston Properties, Inc.	2,462	175,639
Health Care REIT, Inc.	2,800	117,936
Host Hotels & Resorts, Inc.	11,182	150,734

		444,309

Total Real Estate Investment Trusts (Cost $366,389)		444,309

Short-Term Investments — 3.26%
Investment Trust — 1.39%
Invesco AIM Liquid Assets Portfolio, 0.210% (c)(d)	131,936	131,936

Time Deposit — 1.87%
Wells Fargo 0.03%, 07/01/2010	$176,564	176,564

Total Short-Term Investments (Cost $308,500)		308,500

Total Investments (Cost $8,427,841) — 99.31%		9,402,452

Other Assets in Excess of Liabilities, Net — 0.69%		65,716

Total Net Assets — 100.00%		$9,468,168

(a)	Non-income producing security.

(b)	All or a portion of the security out on loan.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
34 | 2010 ANNUAL REPORT

Quaker Small-Cap Value Fund
June 30, 2010

	Number	Fair
	of Shares	Value

Common Stocks — 96.75%
Basic Materials — 5.58%
Chemicals — 4.15%
Ashland, Inc.	6,900	$320,298
Cabot Corp.	29,100	701,601
Innophos Holdings, Inc.	14,800	385,984
Minerals Technologies, Inc.	14,500	689,330
NewMarket Corp.	3,900	340,548
OM Group, Inc. (a)	13,100	312,566
PolyOne Corp. (a)	34,300	288,806
Stepan Co.	5,600	383,208

		3,422,341

Forest Products & Paper — 0.72%
Boise, Inc. (a)	108,300	594,567

Iron & Steel Production — 0.32%
Schnitzer Steel Industries, Inc.	6,800	266,560

Mining — 0.39%
Brush Engineered Materials, Inc. (a)	16,100	321,678

Total Basic Materials (Cost: $4,654,192)		4,605,146

Communications — 6.32%
Internet — 2.44%
Earthlink, Inc.	56,500	449,740
InterActiveCorp (a)	15,100	331,747
TIBCO Software, Inc. (a)	50,000	603,000
Valueclick, Inc. (a)	58,900	629,641

		2,014,128

Media — 0.75%
Meredith Corp. (b)	19,900	619,487

Telecommunications — 3.13%
ADC Telecommunications, Inc. (a)	44,200	327,522
Anixter International, Inc. (a)	7,900	336,540
NeuStar, Inc. (a)	23,300	480,446
Plantronics, Inc.	24,400	697,840
Telephone & Data Systems, Inc.	12,700	385,953
USA Mobility, Inc.	27,100	350,132

		2,578,433

Total Communications (Cost: $4,878,678)		5,212,048

Consumer, Cyclical — 18.81%
Airlines — 1.39%
Alaska Air Group, Inc. (a)	16,600	746,170
UAL Corp. (a)(b)	19,500	400,920

		1,147,090

Apparel — 3.12%
CROCS, Inc. (a)	37,100	392,518
Deckers Outdoor Corp. (a)	5,300	757,211
Steven Madden Ltd. (a)	17,550	553,176
The Warnaco Group, Inc. (a)	8,500	307,190
Timberland Co. (a)	35,000	565,250

		2,575,345

Auto Manufacturers — 1.17%
Navistar International Corp. (a)	6,600	324,720
Oshkosh Corp. (a)	20,500	638,780

		963,500

Auto Parts & Equipment — 0.79%
ATC Technology Corp. (a)	19,600	315,952
Autoliv, Inc.	7,000	334,950

		650,902

Distribution & Wholesale — 1.69%
Brightpoint, Inc. (a)	48,600	340,200
Ingram Micro, Inc. (a)	39,600	601,524
WESCO International, Inc. (a)	13,400	451,178

		1,392,902

Housewares — 0.87%
Toro Co.	14,700	722,064

Leisure Time — 0.94%
Polaris Industries, Inc.	14,200	775,604

Retail — 8.84%
Aeropostale, Inc. (a)	12,900	369,456
AnnTaylor Stores Corp. (a)	19,300	314,011
Brown Shoe Co., Inc.	22,000	333,960
Cash America International, Inc.	19,200	657,984
Dillard’s, Inc.	23,600	507,400
Domino’s Pizza, Inc. (a)	35,400	400,020
Ezcorp, Inc. (a)	39,800	738,290
Finish Line, Inc.	43,800	610,134
First Cash Financial Services, Inc. (a)	25,000	545,000
JOS A Bank Clothiers, Inc. (a)	6,300	340,137
Kirkland’s, Inc. (a)	21,500	362,812
Lululemon Athletica, Inc. (a)(b)	10,000	372,200
PetSmart, Inc.	11,800	356,006
Stage Stores, Inc. (a)	29,000	309,720
The Pantry, Inc. (a)	22,000	310,420
Ulta Salon Cosmetics & Fragrance, Inc. (a)	17,100	404,586
World Fuel Services Corp.	13,900	360,566

		7,292,702

Total Consumer, Cyclical (Cost: $14,982,392)		15,520,109

Consumer, Non-cyclical — 8.35%
Commercial Services — 5.51%
Career Education Corp. (a)	13,600	313,072
Consolidated Graphics, Inc. (a)	7,600	328,624
Deluxe Corp.	17,700	331,875
ITT Educational Services, Inc. (a)	7,600	630,952
Lincoln Educational Services Corp. (a)	26,400	543,576
MAXIMUS, Inc.	7,800	451,386
Net 1 UEPS Technologies, Inc. (a)	36,700	492,147
Rent-A-Center, Inc. (a)	19,400	393,044
RR Donnelley & Sons Co.	28,000	458,360
Sotheby’s	13,500	308,745
The Providence Service Corp. (a)	20,700	289,800

		4,541,581

2010 ANNUAL REPORT | 35

Schedule of Investments

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Food — 1.70%
Cal-Maine Foods, Inc. (b)	10,600	$338,458
M&F Worldwide Corp. (a)	11,500	311,650
Nash Finch Co.	10,500	358,680
Sanderson Farms, Inc.	7,800	395,772

		1,404,560

Household Products — 1.14%
Ennis, Inc.	41,300	619,913
Helen of Troy Ltd. (a)	14,400	317,664

		937,577

Total Consumer, Non-cyclical (Cost: $7,677,140)		6,883,718

Diversified — 0.51%
Holding Companies-Diversified — 0.51%
Compass Diversified Holdings (b)	31,300	419,733

Total Diversified (Cost: $469,782)		419,733

Energy — 4.76%
Oil & Gas — 2.44%
Clayton Williams Energy, Inc. (a)	12,300	518,076
Sunoco, Inc.	14,800	514,596
Vaalco Energy, Inc. (a)	76,700	429,520
W&T Offshore, Inc. (b)	58,000	548,680

		2,010,872

Oil & Gas Services — 1.64%
Complete Production Services, Inc. (a)	40,000	572,000
Exterran Holdings, Inc. (a)(b)	26,100	673,641
Gulf Island Fabrication, Inc.	7,200	111,744

		1,357,385

Oil Equipment & Services — 0.68%
Oil States International, Inc. (a)	14,200	562,036

Total Energy (Cost: $3,770,442)		3,930,293

Financial — 16.45%
Banks — 2.69%
Banco Latinoamericano de Exportaciones S.A.	41,900	523,331
Bank of Hawaii Corp.	9,100	439,985
Bank of the Ozarks, Inc.	18,300	649,101
International Bancshares Corp.	36,300	605,847

		2,218,264

Diversified Financial Services — 1.62%
BGC Partners, Inc.	55,900	285,649
Calamos Asset Management, Inc.	26,200	243,136
National Financial Partners Corp. (a)	43,700	426,949
World Acceptance Corp. (a)(b)	10,000	383,100

		1,338,834

Insurance — 9.88%
American Physicians Capital, Inc. (a)	11,333	349,623
Assurant, Inc.	11,800	409,460
Endurance Specialty Holdings Ltd.	11,900	446,607
Erie Indemnity Co.	12,600	573,300
FPIC Insurance Group, Inc. (a)	13,050	334,733
Infinity Property & Casualty Corp.	15,100	697,318
Life Partners Holdings, Inc. (b)	17,700	362,142
Montpelier Re Holdings Ltd.	39,800	594,214
Platinum Underwriters Holdings Ltd.	22,900	831,041
ProAssurance Corp. (a)	13,900	788,964
RenaissanceRe Holdings Ltd.	6,600	371,382
Safety Insurance Group, Inc.	18,600	688,572
The Hanover Insurance Group, Inc.	8,100	352,350
Unitrin, Inc.	26,000	665,600
Universal American Corp. (a)	47,300	681,120

		8,146,426

Real Estate — 0.82%
Jones Lang LaSalle, Inc.	10,300	676,092

Savings & Loans — 1.44%
Dime Community Bancshares	44,000	542,520
Provident Financial Services, Inc.	55,100	644,119

		1,186,639

Total Financial (Cost: $13,677,683)		13,566,255

Healthcare — 13.02%
Biotechnology — 1.19%
Emergent Biosolutions, Inc. (a)	24,500	400,330
PDL BioPharma, Inc.	102,400	575,488

		975,818

Healthcare-Products — 2.41%
Arthrocare Corp. (a)	12,700	389,255
Hill-Rom Holdings, Inc.	11,200	340,816
Invacare Corp. (b)	16,100	333,914
Natus Medical, Inc. (a)	21,500	350,235
Quidel Corp. (a)	45,400	576,126

		1,990,346

Healthcare-Services — 5.47%
AMERIGROUP Corp. (a)	23,000	747,040
Gentiva Health Services, Inc. (a)	13,100	353,831
Health Net, Inc. (a)	33,500	816,395
Healthspring, Inc. (a)	45,000	697,950
Kindred Healthcare, Inc. (a)	17,700	227,268
Magellan Health Services, Inc. (a)	18,500	671,920
Molina Healthcare, Inc. (a)	23,500	676,800
WellCare Health Plans, Inc. (a)	13,600	322,864

		4,514,068

36 | 2010 ANNUAL REPORT

Quaker Small-Cap Value Fund
June 30, 2010

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Pharmaceuticals — 3.95%
Cardiome Pharma Corp. (a)	46,900	$382,235
Cubist Pharmaceuticals, Inc. (a)	19,100	393,460
Herbalife Ltd.	18,400	847,320
PharMerica Corp. (a)	32,900	482,314
The Medicines Co. (a)	62,000	471,820
USANA Health Sciences, Inc. (a)(b)	10,500	383,565
Viropharma, Inc. (a)	26,600	298,186

		3,258,900

Total Healthcare (Cost: $10,178,612)		10,739,132

Industrial — 11.78%
Aerospace & Defense — 0.34%
Ducommun, Inc.	16,600	283,860

Building Materials — 1.06%
Drew Industries, Inc. (a)	27,500	555,500
Owens Corning (a)	10,700	320,037

		875,537

Electrical Components & Equipment — 0.37%
Graham Corp.	20,600	308,794

Electronics — 2.73%
Arrow Electronics, Inc. (a)	26,400	590,040
Benchmark Electronics, Inc. (a)	35,900	569,015
Jabil Circuit, Inc.	29,200	388,360
Methode Electronics, Inc.	39,300	382,782
Rogers Corp. (a)	11,600	322,132

		2,252,329

Engineering & Construction — 1.03%
KBR, Inc.	25,200	512,568
Layne Christensen Co. (a)	13,700	332,499

		845,067

Machinery-Diversified — 2.49%
Applied Industrial Technologies, Inc.	26,400	668,448
Gardner Denver, Inc.	9,400	419,146
Nordson Corp.	5,500	308,440
Zebra Technologies Corp. (a)	25,800	654,546

		2,050,580

Miscellaneous Manufacturing — 1.62%
Blount International, Inc. (a)	40,200	412,854
EnPro Industries, Inc. (a)	21,500	605,225
John Bean Technologies Corp.	20,900	318,725

		1,336,804

Transportation — 2.14%
Frontline Ltd.	10,700	305,378
Genco Shipping & Trading Ltd. (a)	23,200	347,768
Knightsbridge Tankers Ltd.	26,600	467,894
Ryder System, Inc.	16,000	643,680

		1,764,720

Total Industrial (Cost: $10,843,093)		9,717,691

Technology — 7.10%
Computers — 2.15%
CGI Group, Inc. (a)	27,000	403,110
Insight Enterprises, Inc. (a)	17,600	231,616
Manhattan Associates, Inc. (a)	25,300	697,015
SRA International, Inc. (a)	22,400	440,608

		1,772,349

Semiconductors — 4.16%
Amkor Technology, Inc. (a)(b)	85,000	468,350
ATMI, Inc. (a)	20,500	300,120
Emulex Corp. (a)	34,400	315,792
GT Solar International, Inc. (a)(b)	72,700	407,120
Integrated Device Technology, Inc. (a)	60,600	299,970
Intersil Corp.	34,900	422,639
Lam Research Corp. (a)	9,300	353,958
MKS Instruments, Inc. (a)	18,400	344,448
QLogic Corp. (a)	31,000	515,220

		3,427,617

Software — 0.79%
ACI Worldwide, Inc. (a)	33,600	654,192

Total Technology (Cost: $5,935,972)		5,854,158

Utilities — 4.07%
Electric — 3.11%
Alliant Energy Corp.	24,700	783,978
El Paso Electric Co. (a)	33,500	648,225
Mirant Corp. (a)	56,100	592,416
NV Energy, Inc.	45,900	542,079

		2,566,698

Gas — 0.96%
Energen Corp.	17,800	789,074

Total Utilities (Cost: $3,662,705)		3,355,772

Total Common Stocks (Cost $80,730,691)		79,804,055

2010 ANNUAL REPORT | 37

Schedule of Investments

	Number	Fair
	of Shares	Value

Real Estate Investment Trusts — 2.55%
Apartment Investment & Management Co.	33,800	$654,706
National Health Investors, Inc.	17,400	670,944
Taubman Centers, Inc.	20,800	782,704

		2,108,354

Total Real Estate Investment Trusts (Cost $1,793,611)		2,108,354

Short-Term Investments — 7.89%
Investment Trust — 6.65%
Invesco AIM Liquid Assets Portfolio, 0.210% (c)(d)	5,483,619	5,483,619

Time Deposit — 1.24%
Wells Fargo 0.03%, 07/01/2010	$1,025,190	1,025,190

Total Short-Term Investments (Cost $6,508,809)		6,508,809

Total Investments (Cost $89,033,111) — 107.19%		88,421,218

Liabilities in Excess of Other Assets, Net (7.19)%		(5,934,020)

Total Net Assets — 100.00%		$82,487,198

(a)	Non-income producing security.

(b)	All or a portion of the security out on loan.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
38 | 2010 ANNUAL REPORT

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Statements of Assets and Liabilities
June 30, 2010

	Tactical Allocation Funds
	Quaker	Quaker	Quaker	Quaker Small-Cap
	Event Arbitrage	Global Tactical	Long-Short Tactical	Growth Tactical
	Fund*	Allocation Fund	Allocation Fund	Allocation Fund

ASSETS:
Investments, at value	$4,272,802	$23,142,787	$6,699,290	$23,225,747
Cash	—	203,218	3,606,199	—
Deposits with brokers for securities and options sold short	1,323,432	1,647,306	2,485,098	—
Receivables:
Dividends and interest	4,070	18,352	11,414	2,738
Capital shares sold	375,697	19,780	15,659	253,237
Investment securities sold	352,598	6,687,574	2,282,559	4,210,211
Securities lending income	—	1,389	—	—
Prepaid expenses and other assets	45,118	10,629	2,576	7,710

Total assets	6,373,717	31,731,035	15,102,795	27,699,643

LIABILITIES:
Call Options Written, at value	8,400	544	—	—
Securities sold short, at value	879,006	1,181,848	2,747,813	—
Payables:
Due to Advisor (Note 3)	8,402	25,345	11,928	21,017
Capital shares redeemed	161,153	145,208	55,626	36,322
Upon return of securities loaned	—	1,935,997	—	—
Investment securities purchased	47,140	5,118,053	3,928,663	653,337
Dividends on securites sold short	305	—	—	—
Distributions fees	703	11,154	2,646	10,293
Trustee expenses	1,717	2,884	736	2,622
Accrued expenses	9,755	32,559	10,277	15,802

Total liabilities	1,116,581	8,453,592	6,757,689	739,393

NET ASSETS	$5,257,136	$23,277,443	$8,345,106	$26,960,250

NET ASSETS CONSIST OF:
Paid-in capital	$5,609,401	$41,320,650	$11,655,036	$26,959,941
Accumulated net realized gain (loss) on investments	64,146	(17,724,954)	(3,513,216)	339,931
Accumulated net investment gain (loss)	108,867	—	6,376	—
Net unrealized appreciation (depreciation) on investments	(525,278)	(318,253)	196,910	(339,622)

Total Net Assets	$5,257,136	$23,277,443	$8,345,106	$26,960,250

Total Investments, at Cost	$4,982,349	$23,484,362	$6,853,256	$23,565,369

Proceeds from Securities Sold Short	1,061,845	1,203,637	3,098,688	—
Premiums on options	9,830	2,077	—	—
Market value of securities loaned	—	1,887,277	—	—
Class A Shares:
Net Assets	$4,283,290	$12,888,578	$6,366,673	$13,280,899

Shares of Beneficial interest outstanding(1)	341,620	2,178,344	773,694	1,359,606

Net Asset Value per share and redemption price per share(2)	$12.54	$5.92	$8.23	$9.77

Offering price per share (100 ÷ 94.50 × net asset value per share)	$13.27	$6.26	$8.71	$10.34

Class C Shares:
Net Assets	$231,036	$9,512,106	$1,572,418	$9,180,158

Shares of Beneficial interest outstanding(1)	18,412	1,634,729	192,557	952,433

Net Asset Value per share and redemption price per share(2)	$12.55	$5.82	$8.17	$9.64

Institutional Class Shares:
Net Assets	$742,810	$876,759	$406,015	$4,499,193

Shares of Beneficial interest outstanding(1)	59,235	130,582	49,182	457,320

Net Asset Value per share and redemption price per share(2)	$12.54	$6.71	$8.26	$9.84

*	Financial Statement data for this Fund reflects the period January 1, 2010 to June 30, 2010.

(1)	Unlimited number of shares of beneficial interest with a $0.01 par value, authorized.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
40 | 2010 ANNUAL REPORT

Tactical
Allocation Fund	Traditional Funds
Quaker	Quaker	Quaker	Quaker
Strategic Growth	Capital Opportunites	Mid-Cap	Small-Cap
Fund	Fund	Value Fund	Value Fund

$413,671,871	$18,435,099	$9,402,452	$88,421,218
5,129,907	—	—	—

13,152,548	—	—	—

488,556	15,845	12,199	18,580
410,510	102,775	1,740	185,940
9,187,393	—	219,278	1,720,580
11,942	—	8	6,610
193,268	7,636	4,654	36,389

442,245,995	18,561,355	9,640,331	90,389,317

8,960	—	—	—
—	—	—	—

452,141	14,645	8,644	72,019
1,788,319	32,947	14,058	178,346
30,192,356	—	131,936	5,483,619
19,352,601	—	—	2,111,307
—	—	—	—
123,324	4,692	3,587	6,028
65,079	1,741	1,190	8,249
382,896	19,220	12,748	42,551

52,365,676	73,245	172,163	7,902,119

$389,880,319	$18,488,110	$9,468,168	$82,487,198

$900,324,616	$21,031,303	$20,202,615	$108,051,215

(502,235,654)	(1,258,618)	(11,710,983)	(24,963,063)
—	—	1,925	10,939

(8,208,643)	(1,284,575)	974,611	(611,893)

$389,880,319	$18,488,110	$9,468,168	$82,487,198

$421,905,013	$19,719,674	$8,427,841	$89,033,111

—	—	—	—
33,459	—	—	—
29,465,616	—	129,227	5,345,433

$306,522,962	$7,766,384	$6,796,056	$19,397,562

22,996,768	1,036,859	566,574	1,680,197

$13.33	$7.49	$11.99	$11.54

$14.11	$7.93	$12.69	$12.21

$63,002,054	$3,427,877	$2,426,968	$2,085,480

5,190,246	487,510	222,315	209,037

$12.14	$7.03	$10.92	$9.98

$20,355,303	$7,293,849	$245,144	$61,004,156

1,484,307	970,780	19,724	5,100,369

$13.71	$7.51	$12.43	$11.96

The accompanying notes are an integral part of the financial statements.
2010 ANNUAL REPORT | 41

Statements of Operations
For the Fiscal Year Ended June 30, 2010

	Tactical Allocation Funds
	Quaker	Quaker	Quaker	Quaker Small-Cap
	Event Arbitrage	Global Tactical	Long-Short Tactical	Growth Tactical
	Fund*	Allocation Fund	Allocation Fund	Allocation Fund

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes)	$91,668	$328,845	$36,685	$42,214
Interest	67,021	—	16,641	1,670
Securities lending income	—	18,504	—	—

Total Income	158,689	347,349	53,326	43,884

Expenses:
Investment advisory fees (Note 3)	21,200	361,338	153,864	150,125
Fund administration, accounting, and transfer agent fees (Note 3)	10,356	72,367	28,302	37,731
Custody fees	5,940	99,491	40,383	26,516
Trustee fees and meeting expenses	1,717	13,740	4,099	8,225
Legal fees	6	2,064	810	997
Audit fees	5,325	7,956	7,827	3,554
Distribution Fee — Class A	1,327	41,136	18,016	16,819
Distribution Fee — Class C	31	120,193	13,508	69,184
Officers’ compensation fees	87	8,245	2,565	3,661
Registration and filing expenses	1,454	13,017	1,636	3,692
Printing expenses	3,141	15,258	15,453	11,160
Dividends and Interest on securities sold short	13,728	—	54,895	—
Other operating expenses	1,569	4,625	76,123	1,622

Total expenses	65,881	759,430	417,481	333,286

Less:
Investment advisory fees waived & reimbursed (Note 3)	(16,059)	—	—	—
Net expenses	49,822	759,430	417,481	333,286

Net investment income (loss)	108,867	(412,081)	(364,155)	(289,402)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from investments, (excluding short securities)	(388,368)	4,411,011	(244,367)	1,504,391
Net realized gain (loss) from short securities	592,372	(254,470)	(1,755,664)	—
Net realized gain (loss) from written options	—	59,727	—	—
Net realized gain from foreign currency transactions	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments (excluding short securities)	(139,953)	(828,745)	(166,954)	(801,914)
Net change in unrealized appreciation on short securities	65,967	21,789	455,555	—
Net change in unrealized appreciation (depreciation) on written options	1,430	300	—	—

Net realized and unrealized gain (loss) on investments and foreign currency transactions	131,448	3,409,612	(1,711,430)	702,477

Net increase (decrease) in net assets resulting from operations	$240,315	$2,997,531	$(2,075,585)	$413,075

Foreign withholding taxes on dividends	$(714)	$(14,540)	$(221)	$(1,603)

*	Financial Statement data for this Fund reflects the period January 1, 2010 to June 30, 2010.
42 | 2010 ANNUAL REPORT

Tactical
Allocation Fund	Traditional Funds
Quaker	Quaker	Quaker	Quaker
Strategic Growth	Capital Opportunites	Mid-Cap	Small-Cap
Fund	Fund	Value Fund	Value Fund

$6,631,177	$231,115	$176,389	$1,035,323
6,700	4,839	68	301
292,697	—	2,388	86,901

6,930,574	235,954	178,845	1,122,525

6,925,988	150,239	111,990	1,028,282
1,015,195	31,797	27,509	183,847
143,170	26,975	27,667	55,062
245,762	8,087	7,188	45,427
30,693	653	83	4,857
171,015	3,753	2,563	25,074
1,008,230	22,517	19,320	54,352
850,224	42,543	27,884	25,600
152,790	4,539	2,994	26,357
278,628	5,421	4,774	37,411
248,564	11,437	10,957	90,306
—	—	—	—
76,688	1,219	58	8,154

11,146,947	309,180	242,987	1,584,729

—	—	—	(56,712)
11,146,947	309,180	242,987	1,528,017

(4,216,373)	(73,226)	(64,142)	(405,492)

87,918,264	1,379,503	1,669,303	9,414,276
(120,222)	—	—	—
1,380,879	(491,406)	—	—
—	—	—	—
(25,152,612)	(1,712,221)	1,052,326	5,563,208
—	—	—	—
(69,971)	133,090	—	—

63,956,338	(691,034)	2,721,629	14,977,484

$59,739,965	$(764,260)	$2,657,487	$14,571,992

$(164,612)	$(5,328)	$—	$(274)

The accompanying notes are an integral part of the financial statements.
2010 ANNUAL REPORT | 43

Statements of Changes in Net Assets
For the Fiscal Year Ended June 30, 2010

	Tactical Allocation Funds
	Quaker	Quaker	Quaker	Quaker Small-Cap
	Event Arbitrage	Global Tactical	Long-Short Tactical	Growth Tactical
	Fund*	Allocation Fund	Allocation Fund	Allocation Fund

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$108,867	$(412,081)	$(364,155)	$(289,402)
Net realized gain (loss) from investment transactions and foreign currency transactions	(388,368)	4,470,738	(244,367)	1,504,391
Net realized gain from securities sold short	592,372	(254,470)	(1,755,664)	—
Change in net unrealized appreciation (depreciation) on investments	(72,556)	(806,656)	288,601	(801,914)

Net increase (decrease) in net assets resulting from operations	240,315	2,997,531	(2,075,585)	413,075

Distributions to shareholders from
Net investment income — Class I	—	—	—	—
Net realized capital gain — Class A	—	—	—	(617,913)
Net realized capital gain — Class C	—	—	—	(694,222)
Net realized capital gain — Class I	—	—	—	(117,771)

Total Distributions	—	—	—	(1,429,906)

Capital share transactions
Increase (Decrease) in net assets from fund share transactions (Note 10)	2,098,801	(7,712,372)	5,010,171	18,447,555

Total increase (decrease) in net assets	2,339,116	(4,714,841)	2,934,586	17,430,724

NET ASSETS
Beginning of period	2,918,020	27,992,284	5,410,520	9,529,526

End of period	$5,257,136	$23,277,443	$8,345,106	$26,960,250

Accumulated net investment income (loss), at end of period	$108,867	$(412,081)	$(364,155)	$(289,402)

For the Fiscal Year Ended June 30, 2009
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(10,470)	$(348,757)	$(105,872)	$(91,405)
Net realized gain (loss) from investment transactions and foreign currency transactions	34,606	(21,677,094)	(250,698)	646,253
Change in net unrealized appreciation (depreciation) on investments	472,284	163,135	456,471	462,292

Net increase (decrease) in net assets resulting from operations	496,420	(21,862,716)	99,901	1,017,140

Distributions to shareholders from
Net realized capital gain — Class A	—	—	—	—
Net realized capital gain — Class C	—	—	—	—
Net realized capital gain — Class I	—	—	—	—

Total Distributions	—	—	—	—

Capital share transactions
Increase (decrease) in net assets from fund share transactions (Note 9)	574,393	8,743,970	942,463	8,512,386

Total increase (decrease) in net assets	1,070,813	(13,118,746)	1,042,364	9,529,526

NET ASSETS
Beginning of period	1,847,207	41,111,030	4,368,156	—

End of period	$2,918,020	$27,992,284	$5,410,520	$9,529,526

Accumulated net investment income (loss), at end of period	$—	$(348,757)	$(105,872)	$(91,405)

*	Financial Statement data for this Fund reflects the current period January 1, 2010 to June 30, 2010, and the prior period January 1, 2009 to December 31, 2009
44 | 2010 ANNUAL REPORT

Tactical
Allocation Fund	Traditional Funds
Quaker	Quaker	Quaker	Quaker
Strategic Growth	Capital Opportunites	Mid-Cap	Small-Cap
Fund	Fund	Value Fund	Value Fund

$(4,216,373)	$(73,226)	$(64,142)	$(405,492)

89,299,143	888,097	1,669,303	9,414,276
(120,222)	—	—	—
(25,222,583)	(1,579,131)	1,052,326	5,563,208

59,739,965	(764,260)	2,657,487	14,571,992

—	—	—	(58,560)
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	(58,560)

(244,304,110)	7,107,337	(3,120,376)	(15,672,645)

(184,564,145)	6,343,077	(462,889)	(1,159,213)

574,444,464	12,145,033	9,931,057	83,646,411

$389,880,319	$18,488,110	$9,468,168	$82,487,198

$(4,216,373)	$(73,226)	$(64,142)	$(405,492)

$(4,558,873)	$(7,810)	$(10,631)	$58,559
(587,377,327)	(1,972,017)	(7,848,585)	(27,943,049)
(180,803,189)	(160,359)	(85,491)	(4,132,451)

(772,739,389)	(2,140,186)	(7,944,707)	(32,016,941)

(72,873,708)	(3,723)	—	(17,758)
(57,779)	(83)	—	(105)
(15,343,584)	(2,922)	—	(3,000)
(5,486,553)	—	—	(45,050)

(93,761,624)	(6,728)	—	(65,913)

(149,827,659)	1,642,283	(6,022,240)	59,507,750

(1,016,328,672)	(504,631)	(13,966,947)	27,424,896

1,590,773,136	12,649,664	23,898,004	56,221,515

$574,444,464	$12,145,033	$9,931,057	$83,646,411

$(4,558,873)	$(7,810)	$(10,631)	$58,559

The accompanying notes are an integral part of the financial statements.
2010 ANNUAL REPORT | 45

Statement of Operations
     The following statement of operations and statement of changes in net assets are for the prior year fiscal year period of the Quaker Event Arbitrage Fund, while the fund was still operating as the Pennsylvania Avenue Event-Driven Fund. To comply with proper reporting requirements, we have included these statements to disclose a full year of activity for the statement of operations and a full two years of activity for the statement of changes in net assets. Due to the change in the Fund’s fiscal year end from December 31 to June 30, the information provided in the previous statements included a partial period from January 1, 2010 to June 30, 2010, requiring us to further disclose the following two statements.
For the Fiscal Year Ended December 31, 2009

Pennsylvanla Avenue
Event-Driven Fund

INVESTMENT INCOME
Investment Income:
Dividends	$16,501
Interest	15,072

Total Investment Income	31,573

Expenses:
Advisory Fees	22,030
Transfer Agent Fees	15,229
Distribution Fees 12b-1	5,508
Dividend Expense	8,927
Registration Fees	7,813
Audit Fees	12,015
Miscellaneous Fees	640
Custody Fees	9,567
NSCC Fees	2,098
Printing and mailing Fees	849
Insurance Fees	606

Total Expenses	85,282

Fees Waived and Reimbursed by the Advisor	(43,239)
Net Expenses	42,043

Net Investment Loss	(10,470)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized Gain (Loss) on:
Investments	(118,740)
Securities Sold Short	199,208
Options	(45,862)
Realized Gain on Investments, Securities Sold Short and Options	34,606
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	390,512
Securities Sold Short	22,562
Options	59,210
Net Change in Unrealized Appreciation on Investments, Securities Sold Short and Options	472,284

Realized and Unrealized Gain on Investments	506,890

Net Increase in Net Assets Resulting from Operations	$496,420

The accompanying notes are an integral part of these financial statements.
46 | 2010 ANNUAL REPORT

Statements of Changes in Net Assets

	Pennsylvanla Avenue Event-Driven Fund
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$(10,470)	$(3,501)
Realized Gain (Loss) on Investments, Securities Sold Short and Options	34,606	(174,464)
Change in Unrealized Appreciation (Depreciation) on Investments, Options and Securities Sold Short	472,284	(653,757)

Net Increase (Decrease) in Net Assets
Resulting from Operations	496,420	(831,722)

Distributions to Shareholders:
Net Investment Income	—	—
Realized Gains	—	—
Return of Capital	—	—

Total Distribution to Shareholders	—	—

Capital Share Transactions	574,393	(825,057)
Total Increase (Decrease) in Net Assets	1,070,813	(1,656,779)

NET ASSETS:
Beginning of Period	1,847,207	3,503,986

End of Period (Including Undistributed Net Investment Income of $0 and $0, respectively)	$2,918,020	$1,847,207

     Additionally, included in the accompanying statement of changes in net assets is the fiscal period ending September 30, 2008 for the Quaker Long-Short Tactical Allocation Fund, while it was still operating as the Top Flight Long-Short Fund. Similar to that of the Event Arbitrage Fund the fiscal year end of the fund changed from September 30 to June 30. Due to this change, the information provided for the fiscal period ending June 30, 2009 in the previous statement is a partial period from September 1, 2008 to June 30, 2009. To comply with appropriate reporting requirements, we have included this additional statement of changes in net assets to disclose a full two years of activity.

Top Flight Long-Short Fund
Year Ended
September 30, 2008

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment Loss	$(190,386)
Net Realized Gain (Loss) from Investment Transactions and Foreign Currency Transactions	(593,321)
Net Realized Gain from Securities Sold Short	(386,108)
Change in Net Unrealised Appreciation (Depreciation) on Investments	(553,211)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,723,026)

Distributions to Shareholders from
Net Realized Capital Gain — Class A	—
Net Realized Capital Gain — Class B	—
Net Realized Capital Gain — Class C	—
Net Realized Capital Gain — Class I	—
Return of Capital — Class A	—
Return of Capital — Class B	—
Return of Capital — Class C	—

Total Distributions	—

Capital Share Transactions
Increase (Decrease) in Net Assets from Fund Share Transactions	2,421,870

Total Increase (Decrease) in Net Assets	698,844

NET ASSETS
Beginning of Period	3,669,312

End of Period	$4,368,156

Acumulated Net Investment Gain, at End of Period	$—

The accompanying notes are an integral part of these financial statements.
2010 ANNUAL REPORT | 47

Financial Highlights
Quaker Event Arbitrage Fund
(For a Share Outstanding Throughout the Period)

	Class A
	For the		Year	Year	Year	Year	Year
	period		Ended	Ended	Ended	Ended	Ended
	January 1, 2010		December 31,	December 31,	December 31,	December 31,	December 31,
	to June 30, 2010		2009	2008	2007	2006	2005

Net asset value, beginning of period	$11.80		$9.23	$12.43	$13.20	$12.98	$12.01

Income from investment operations
Net investment income (loss)(1)	0.34		(0.05)	(0.01)	0.15	0.10	(0.06)
Net realized and unrealized gain (loss) on investments	0.40		2.62	(3.19)	(0.15)	1.36	1.55

Total from investment operations	0.74		2.57	(3.20)	—	1.46	1.49

Distributions to shareholders from:
Net investment income	—		—	—	(0.08)	—	—
Net realized capital gain	—		—	—	(0.55)	(1.24)	(0.46)
Return of capital	—		—	—	(0.14)	—	(0.06)

Total distributions	—		—	—	(0.77)	(1.24)	(0.52)

Net asset value, end of period	$12.54		$11.80	$9.23	$12.43	$13.20	$12.98

Total Return(2)	6.27%		27.84%	(25.74)%	(0.03)%	11.23%	12.43%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$4,283		$2,918	$1,847	$3,503	$1,786	$662
Ratio of expenses to average net assets:
Expenses before reductions	3.25	%**	3.86%	3.51%	2.10%	2.84%	5.09%
Expenses net of fee waivers, if any	2.44	%**	1.91%	2.00%	1.50%	1.50%	1.50%
Expenses before reductions (excluding dividend and interest expense for securities sold short)	2.56	%**	3.46%	3.02%	2.09%	2.84%	5.09%
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)	1.76	%**	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	5.59	%**	(0.47)%	(0.13)%	0.57%	0.63%	(0.04)%
Portfolio turnover rate	138.58	%*	226.00%	224.66%	249.36%	169.02%	144.46%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

*	Not Annualized

**	Annualized
48 | 2010 ANNUAL REPORT

	Class C
	For the period
	June 7, 2010
	(commencement
	of operations) to
	June 30, 2010

Net asset value, beginning of period	$12.35

Income from investment operations
Net investment loss(1)	(0.21)
Net realized and unrealized gain on investments	0.41

Total from investment operations	0.20

Net asset value, end of period	$12.55

Total Return(2)	1.62	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$231
Ratio of expenses to average net assets:
Expenses before reductions	2.74	%**
Expenses net of fee waivers, if any	2.74	%**
Expenses before reductions (excluding dividend and interest expense for securities sold short)	2.52	%**
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)	2.52	%**
Ratio of net investment loss to average net assets	(29.65	)%**
Portfolio turnover rate	138.58	%(3)*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Portfolio turnover for this class is for the period January 1, 2010 to June 30, 2010.

†	The returns shown represent performance for a period of less than one year

*	Not Annualized

**	Annualized
The accompanying notes are an integral part of the financial statements.
2010 ANNUAL REPORT | 49

Financial Highlights
Quaker Event Arbitrage Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the period
	June 7, 2010
	(commencement
	of operations) to
	June 30, 2010

Net asset value, beginning of period	$12.35

Income from investment operations
Net investment loss(1)	(0.03)
Net realized and unrealized gain on investments	0.22

Total from investment operations	0.19

Net asset value, end of period	$12.54

Total Return(2)	1.54	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$743
Ratio of expenses to average net assets:
Expenses before reductions	3.00	%**
Expenses net of fee waivers, if any	3.00	%**
Expenses before reductions (excluding dividend and interest expense for securities sold short)	2.88	%**
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)	2.88	%**
Ratio of net investment loss to average net assets	(3.81	)%**
Portfolio turnover rate	138.58	%(3)*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Portfolio turnover for this class is for the period January 1, 2010 to June 30, 2010.

†	The returns shown represent performance for a period of less than one year

*	Not Annualized

**	Annualized
50 | 2010 ANNUAL REPORT

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Financial Highlights
Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Class A
			For the period
			May 1, 2008
	Year Ended	Year Ended	(commencement
	June 30,	June 30,	of operations) to
	2010	2009	June 30, 2008

Net asset value, beginning of period	$5.37	$10.19	$10.00

Income from investment operations
Net investment loss(1)	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	0.62	(4.77)	0.21

Total from investment operations	0.55	(4.82)	0.19

Net asset value, end of period	$5.92	$5.37	$10.19

Total Return(2)	10.24%	(47.30)%	1.90	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$12,889	$16,380	$27,109
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.32%	2.38%	2.01	%**
After expense reimbursement and waived fees	2.32%	2.38%	2.01	%**
Ratio of net investment loss to average net assets	(1.12)%	(0.85)%	(1.20	)%**
Portfolio turnover rate	1212.89%	760.99%	29.39	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
52 | 2010 ANNUAL REPORT

	Class C
			For the period
			May 1, 2008
	Year Ended	Year Ended	(commencement
	June 30,	June 30,	of operations) to
	2010	2009	June 30, 2008

Net asset value, beginning of period	$5.32	$10.17	$10.00

Income from investment operations
Net investment loss(1)	(0.11)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	0.61	(4.76)	0.20

Total from investment operations	0.50	(4.85)	0.17

Net asset value, end of period	$5.82	$5.32	$10.17

Total Return(2)	9.40%	(47.69)%	1.70	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$9,512	$11,386	$14,002
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	3.07%	3.13%	2.76	%**
After expense reimbursement and waived fees	3.07%	3.13%	2.76	%**
Ratio of net investment loss to average net assets	(1.87)%	(1.60)%	(1.95	)%**
Portfolio turnover rate	1212.89%	760.99%	29.39	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
The accompanying notes are an integral part of the financial statements.
2010 ANNUAL REPORT | 53

Financial Highlights
Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
		For the period
		July 23, 2008
	Year Ended	(commencement
	June 30,	of operations) to
	2010	June 30, 2009

Net asset value, beginning of period	$6.08	$10.00

Income from investment operations
Net investment loss(1)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	0.68	(3.87)

Total from investment operations	0.63	(3.92)

Net asset value, end of period	$6.71	$6.08

Total Return(2)	10.36%	(39.20)	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$877	$226
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.86%	2.23	%**
After expense reimbursement and waived fees	1.86%	2.23	%**
Ratio of net investment loss to average net assets	(0.70)%	(0.74	)%**
Portfolio turnover rate	1212.89%	760.99	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
54 | 2010 ANNUAL REPORT

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Financial Highlights
Quaker Long-Short Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	For the period		Year	Year	Year	Year
	Ended	October 1, 2008		Ended	Ended	Ended	Ended
	June 30,	to June 30,		September 30,	September 30,	September 30,	September 30,
	2010	2009		2008	2007	2006	2005

Net asset value, beginning of period	$10.28	$9.47		$10.86	$10.66	$12.20	$11.60

Income From investment operations
Net investment (loss)(1)	(0.34)	(0.28)		(0.26)	(0.27)	(0.21)	(0.26)
Net realized and unrealized gain (loss) on investments	(1.71)	1.09		(1.13)	0.69	0.01	1.41

Total from investment operations	(2.05)	0.81		(1.39)	0.42	(0.20)	1.15

Distributions to shareholders from:
Net realized capital gain	—	—		—	(0.22)	(1.34)	(0.55)

Total distributions	—	—		—	(0.22)	(1.34)	(0.55)

Net asset value, end of period	$8.23	$10.28		$9.47	$10.86	$10.66	$12.20

Total Return(2)	(19.94)%	8.55	%†*	(12.80)%	4.07%	(1.97)%	9.95%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$6,367	$5,014		$4,368	$3,669	$12,281	$8,519
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	4.61%	5.25	%**	4.61%	5.18%	3.44%	3.34%
After expense reimbursement and waived fees	4.61%	5.25	%**	4.21%	4.42%	3.31%	3.30%
Ratio of net investment loss to average net assets	(4.00)%	(3.91	)%**	(2.31)%	(2.54)%	(1.85)%	(2.24)%
Portfolio turnover rate	2474.30%	1546.80	%*	2121.39%	2118.78%	2052.63%	1634.62%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
56 | 2010 ANNUAL REPORT

	Class C
		For the period
		June 16, 2009
	Year Ended	(commencement
	June 30,	of operations) to
	2010	June 30, 2009

Net asset value, beginning of period	$10.28	$10.55

Income from investment operations
Net investment income (loss)(1)	(0.41)	0.01
Net realized and unrealized loss on investments	(1.70)	(0.28)

Total from investment operations	(2.11)	(0.27)

Net asset value, end of period	$8.17	$10.28

Total Return(2)	(20.53)%	(2.56	)%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,572	$133
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	5.36%	6.00	%**
After expense reimbursement and waived fees	5.36%	6.00	%**
Ratio of net investment loss to average net assets	(4.80)%	(4.66	)%**
Portfolio turnover rate	2474.30%	1546.80	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
The accompanying notes are an integral part of the financial statements.
2010 ANNUAL REPORT | 57

Financial Highlights
Quaker Long-Short Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
		For the period
		June 16, 2009
	Year Ended	(commencement
	June 30,	of operations) to
	2010	June 30, 2009

Net asset value, beginning of period	$10.28	$10.55

Income from investment operations
Net investment loss(1)	(0.31)	(0.02)
Net realized and unrealized loss on investments	(1.71)	(0.25)

Total from investment operations	(2.02)	(0.27)

Net asset value, end of period	$8.26	$10.28

Total Return(2)	(19.65)%	(2.56	)%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$406	$264
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	4.24%	5.00	%**
After expense reimbursement and waived fees	4.24%	5.00	%**
Ratio of net investment loss to average net assets	(3.63)%	(3.66	)%**
Portfolio turnover rate	2474.30%	1546.80	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
58 | 2010 ANNUAL REPORT

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Financial Highlights
Quaker Small-Cap Growth Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Class A
		For the period
		September 30, 2008
	Year Ended	(commencement
	June 30,	of operations) to
	2010	June 30, 2009

Net asset value, beginning of period	$10.09	$10.00

Income from investment operations
Net investment loss(1)	(0.16)	(0.15)
Net realized and unrealized gain on investments	1.29	0.24

Total from investment operations	1.13	0.09

Distributions to shareholders from:
Net realized capital gain	(1.45)	—

Net asset value, end of period	$9.77	$10.09

Total Return(2)	11.75%	0.90	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$13,281	$3,728
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.89%	2.64	%**
After expense reimbursement and waived fees	1.89%	2.64	%**
Ratio of net investment loss to average net assets	(1.61)%	(2.15	)%**
Portfolio turnover rate	991.29%	714.79	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
60 | 2010 ANNUAL REPORT

	Class C
		For the period
		September 30, 2008
	Year Ended	(commencement
	June 30,	of operations) to
	2010	June 30, 2009

Net asset value, beginning of period	$10.04	$10.00

Income from investment operations
Net investment loss(1)	(0.24)	(0.19)
Net realized and unrealized gain on investments	1.29	0.23

Total from investment operations	1.05	0.04

Distributions to shareholders from:
Net realized capital gain	(1.45)	—

Net asset value, end of period	$9.64	$10.04

Total Return(2)	10.94%	0.40	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$9,180	$5,081
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.65%	3.33	%**
After expense reimbursement and waived fees	2.65%	3.33	%**
Ratio of net investment loss to average net assets	(2.35)%	(2.80	)%**
Portfolio turnover rate	991.29%	714.79	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
The accompanying notes are an integral part of the financial statements.
2010 ANNUAL REPORT | 61

Financial Highlights
Quaker Small-Cap Growth Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
		For the Period
		September 30,
		2008
	Year Ended	(commencement
	June 30,	of operations) to
	2010	June 30, 2009

Net asset value, beginning of period	$10.13	$10.00

Income from investment operations
Net investment loss(1)	(0.14)	(0.12)
Net realized and unrealized gain on investments	1.30	0.25

Total from investment operations	1.16	0.13

Distributions to shareholders from:
Net realized capital gain	(1.45)

Net asset value, end of period	$9.84	$10.13

Total Return(2)	12.01%	1.30	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$4,499	$721
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.65%	2.30	%**
After expense reimbursement and waived fees	1.65%	2.30	%**
Ratio of net investment loss to average net assets	(1.37)%	(1.76	)%**
Portfolio turnover rate	991.29%	714.79	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
62 | 2010 ANNUAL REPORT

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Financial Highlights
Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$12.33	$28.45	$25.69	$24.12	$22.44

Income from investment operations
Net investment income (loss)(1)	(0.10)	(0.07)	(0.09)	0.06	0.05
Net realized and unrealized gain (loss) on investments	1.10	(14.08)	5.50	4.07	2.98

Total from investment operations	1.00	(14.15)	5.41	4.13	3.03

Distributions to shareholders from:
Net investment income	—	—	—	(0.09)	—
Net realized capital gain	—	(1.97)	(2.65)	(2.47)	(1.35)

Total distributions	—	(1.97)	(2.65)	(2.56)	(1.35)

Net asset value, end of period	$13.33	$12.33	$28.45	$25.69	$24.12

Total Return(2)	8.11%	(49.61)%	22.22%	18.68%	13.66%

Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$306,523	$436,015	$1,244,922	$629,531	$901,498
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.99%	1.89%	1.80%	1.90%	1.90%
After fees paid indirectly through commission recapture	1.99%	1.89%	1.80%	1.90%	1.86%
Ratio of net investment income (loss) to average net assets	(0.69)%	(0.45)%	(0.34)%	0.23%	0.20%
Portfolio turnover rate	276.31%	468.72%	168.61%	319.28%	185.71%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
64 | 2010 ANNUAL REPORT

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$11.31	$26.61	$24.36	$23.07	$21.68

Income from investment operations
Net investment loss(1)	(0.19)	(0.17)	(0.27)	(0.12)	(0.12)
Net realized and unrealized gain (loss) on investments	1.02	(13.16)	5.17	3.88	2.86

Total from investment operations	0.83	(13.33)	4.90	3.76	2.74

Distributions to shareholders from:
Net realized capital gain	—	(1.97)	(2.65)	(2.47)	(1.35)

Total distributions	—	(1.97)	(2.65)	(2.47)	(1.35)

Net asset value, end of period	$12.14	$11.31	$26.61	$24.36	$23.07

Total Return(2)	7.34%	(49.99)%	21.29%	17.80%	12.77%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$63,002	$92,152	$213,194	$108,241	$98,224
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.74%	2.64%	2.55%	2.65%	2.65%
After fees paid indirectly through commission recapture	2.74%	2.64%	2.55%	2.65%	2.61%
Ratio of net investment loss to average net assets	(1.44)%	(1.21)%	(1.09)%	(0.52)%	(0.55)%
Portfolio turnover rate	276.31%	468.72%	168.61%	319.28%	185.71%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
The accompanying notes are an integral part of the financial statements.
2010 ANNUAL REPORT | 65

Financial Highlights
Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$12.65	$29.03	$26.09	$24.47	$22.70

Income from investment operations
Net investment income (loss)(1)	(0.07)	(0.04)	(0.03)	0.12	0.11
Net realized and unrealized gain (loss) on investments	1.13	(14.37)	5.62	4.13	3.01

Total from investment operations	1.06	(14.41)	5.59	4.25	3.12

Distributions to shareholders from:
Net investment income	—	—	—	(0.16)	—
Net realized capital gain	—	(1.97)	(2.65)	(2.47)	(1.35)

Total distributions	—	(1.97)	(2.65)	(2.63)	(1.35)

Net asset value, end of period	$13.71	$12.65	$29.03	$26.09	$24.47

Total Return(2)	8.38%	(49.51)%	22.58%	18.95%	13.91%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$20,355	$46,136	$126,637	$15,105	$41,280
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.75%	1.64%	1.54%	1.65%	1.65%
After fees paid indirectly through commission recapture	1.75%	1.64%	1.54%	1.65%	1.61%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.23)%	(0.09)%	0.48%	0.45%
Portfolio turnover rate	276.31%	468.72%	168.61%	319.28%	185.71%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
66 | 2010 ANNUAL REPORT

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Financial Highlights
Quaker Capital Opportunities Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$7.37	$9.24	$11.30	$11.07	$11.29

Income from investment operations
Net investment income (loss)(1)	(0.02)	0.02	0.02	0.02	(0.05)
Net realized and unrealized gain (loss) on investments	0.14	(1.88)	(0.26)	1.01	0.85

Total from investment operations	0.12	(1.86)	(0.24)	1.03	0.80

Distributions to shareholders from:
Net realized capital gain	—	(0.01)	(1.75)	(0.80)	(1.02)
Return of capital	—	—	(0.07)	—	—

Total distributions	—	(0.01)	(1.82)	(0.80)	(1.02)

Net asset value, end of period	$7.49	$7.37	$9.24	$11.30	$11.07

Total Return(2)	1.63%	(20.18)%	(3.63)%	9.67%	7.05%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$7,766	$7,979	$7,007	$8,016	$12,482
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.75%	1.88%	1.59%	1.76%	1.72%
After expense reimbursement and waived fees	1.75%	1.88%	1.59%	1.76%	1.67%
Ratio of net investment income (loss) to average net assets	(0.30)%	0.22%	0.15%	0.22%	(0.41)%
Portfolio turnover rate	139.57%	104.43%	75.18%	87.48%	129.29%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
68 | 2010 ANNUAL REPORT

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$6.97	$8.80	$10.92	$10.81	$11.12

Income from investment operations
Net investment loss(1)	(0.08)	(0.04)	(0.10)	(0.06)	(0.13)
Net realized and unrealized gain (loss) on investments	0.14	(1.78)	(0.20)	0.97	0.84

Total from investment operations	0.06	(1.82)	(0.30)	0.91	0.71

Distributions to shareholders from:
Net realized capital gain	—	(0.01)	(1.75)	(0.80)	(1.02)
Return of capital	—	—	(0.07)	—	—

Total distributions	—	(0.01)	(1.82)	(0.80)	(1.02)

Net asset value, end of period	$7.03	$6.97	$8.80	$10.92	$10.81

Total Return(2)	0.86%	(20.74)%	(4.38)%	8.76%	6.32%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$3,428	$4,060	$5,322	$8,449	$11,423
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.49%	2.60%	2.34%	2.51%	2.47%
After expense reimbursement and waived fees	2.49%	2.60%	2.34%	2.51%	2.42%
Ratio of net investment loss to average net assets	(1.05)%	(0.53)%	(1.01)%	(0.53)%	(1.16)%
Portfolio turnover rate	139.57%	104.43%	75.18%	87.48%	129.29%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
The accompanying notes are an integral part of the financial statements.
2010 ANNUAL REPORT | 69

Financial Highlights
Quaker Capital Opportunities Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	Year	For the period May 5,
	Ended	2009 (commencement
	June 30,	of operations) to
	2010	June 30, 2009

Net asset value, beginning of period	$7.37	$7.14

Income from investment operations
Net investment loss(1)	(0.01)	0.01
Net realized and unrealized gain on investments	0.15	0.22

Total from investment operations	0.14	0.23

Net asset value, end of period	$7.51	$7.37

Total Return(2)	1.90%	3.22	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$7,294	$9
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.52%	1.92	%**
After expense reimbursement and waived fees	1.52%	1.92	%**
Ratio of net investment income (loss) to average net assets	(0.06)%	0.71	%**
Portfolio turnover rate	139.57%	104.43	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
70 | 2010 ANNUAL REPORT

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Financial Highlights
Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$9.39	$14.42	$17.84	$15.89	$16.67

Income from investment operations
Net investment income (loss)(1)	(0.05)	0.01	(0.06)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	2.65	(5.04)	(2.74)	2.37	1.75

Total from investment operations	2.60	(5.03)	(2.80)	2.28	1.65

Distributions to shareholders from:
Net realized capital gain	—	—	(0.62)	(0.33)	(2.43)

Total distributions	—	—	(0.62)	(0.33)	(2.43)

Net asset value, end of period	$11.99	$9.39	$14.42	$17.84	$15.89

Total Return(2)	27.69%	(34.88)%	(15.92)%	14.51%	10.32%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$6,796	$6,967	$17,118	$135,680	$70,866
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.09%	1.96%	1.64%	1.64%	1.69%
After expense reimbursement and waived fees	2.09%	1.94%	1.58%	1.64%	1.65%
Ratio of net investment income (loss) to average net assets	(0.41)%	0.11%	(0.36)%	(0.56)%	(0.60)%
Portfolio turnover rate	50.53%	184.80%	221.17%	74.49%	82.01%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
72 | 2010 ANNUAL REPORT

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$8.61	$13.32	$16.65	$14.96	$15.94

Income from investment operations
Net investment loss(1)	(0.12)	(0.06)	(0.19)	(0.20)	(0.21)
Net realized and unrealized gain (loss) on investments	2.43	(4.65)	(2.52)	2.22	1.66

Total from investment operations	2.31	(4.71)	(2.71)	2.02	1.45

Distributions to shareholders from:
Net realized capital gain	—	—	(0.62)	(0.33)	(2.43)

Total distributions	—	—	(0.62)	(0.33)	(2.43)

Net asset value, end of period	$10.92	$8.61	$13.32	$16.65	$14.96

Total Return(2)	26.83%	(35.36)%	(16.53)%	13.67%	9.47%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,427	$2,629	$5,801	$14,975	$16,458
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.83%	2.71%	2.57%	2.39%	2.44%
After expense reimbursement and waived fees	2.83%	2.69%	2.52%	2.39%	2.40%
Ratio of net investment loss to average net assets	(1.16)%	(0.62)%	(1.27)%	(1.31)%	(1.35)%
Portfolio turnover rate	50.53%	184.80%	221.17%	74.49%	82.01%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
The accompanying notes are an integral part of the financial statements.
2010 ANNUAL REPORT | 73

Financial Highlights
Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$9.70	$14.87	$18.33	$16.27	$16.98

Income from investment operations
Net investment income (loss)(1)	(0.02)	0.04	(0.05)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	2.75	(5.21)	(2.79)	2.44	1.78

Total from investment operations	2.73	(5.17)	(2.84)	2.39	1.72

Distributions to shareholders from:
Net realized capital gain	—	—	(0.62)	(0.33)	(2.43)

Total distributions	—	—	(0.62)	(0.33)	(2.43)

Net asset value, end of period	$12.43	$9.70	$14.87	$18.33	$16.27

Total Return(2)	28.14%	(34.77)%	(15.70)%	14.85%	10.56%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$245	$227	$511	$1,902	$1,503
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.84%	1.70%	1.63%	1.39%	1.44%
After expense reimbursement and waived fees	1.84%	1.68%	1.58%	1.39%	1.40%
Ratio of net investment income (loss) to average net assets	(0.19)%	0.36%	(0.30)%	(0.31)%	(0.35)%
Portfolio turnover rate	50.53%	184.80%	221.17%	74.49%	82.01%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
74 | 2010 ANNUAL REPORT

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Financial Highlights
Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$9.90	$13.88	$20.71	$19.51	$19.39

Income from investment operations
Net investment loss(1)	(0.07)	(0.01)	(0.07)	(0.05)	(0.17)
Net realized and unrealized gain (loss) on investments	1.71	(3.96)	(3.51)	3.39	3.23

Total from investment operations	1.64	(3.97)	(3.58)	3.34	3.06

Distributions to shareholders from:
Net realized capital gain	—	(0.01)	(3.25)	(2.14)	(2.94)

Total distributions	—	(0.01)	(3.25)	(2.14)	(2.94)

Net asset value, end of period	$11.54	$9.90	$13.88	$20.71	$19.51

Total Return(2)	16.57%	(28.61)%	(17.86)%	18.22%	16.76%

Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$19,398	$20,210	$27,722	$46,385	$36,735
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.89%	1.83%	1.78%	1.82%	1.83%
After expense reimbursement and waived fees	1.83%	1.74%	1.70%	1.73%	1.75%
Ratio of net investment loss to average net assets	(0.60)%	(0.09)%	(0.44)%	(0.27)%	(0.83)%
Portfolio turnover rate	112.61%	122.83%	129.58%	144.26%	129.64%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
76 | 2010 ANNUAL REPORT

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$8.62	$12.18	$18.77	$17.99	$18.21

Income from investment operations
Net investment loss(1)	(0.14)	(0.08)	(0.18)	(0.18)	(0.29)
Net realized and unrealized gain (loss) on investments	1.50	(3.47)	(3.16)	3.10	3.01

Total from investment operations	1.36	(3.55)	(3.34)	2.92	2.72

Distributions to shareholders from:
Net realized capital gain	—	(0.01)	(3.25)	(2.14)	(2.94)

Total distributions	—	(0.01)	(3.25)	(2.14)	(2.94)

Net asset value, end of period	$9.98	$8.62	$12.18	$18.77	$17.99

Total Return(2)	15.78%	(29.16)%	(18.49)%	17.38%	15.91%

Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$2,085	$2,688	$4,711	$13,436	$9,884
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.63%	2.58%	2.52%	2.57%	2.58%
After expense reimbursement and waived fees	2.57%	2.49%	2.44%	2.48%	2.50%
Ratio of net investment loss to average net assets	(1.36)%	(0.86)%	(1.17)%	(1.02)%	(1.58)%
Portfolio turnover rate	112.61%	122.83%	129.58%	144.26%	129.64%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
The accompanying notes are an integral part of the financial statements.
2010 ANNUAL REPORT | 77

Financial Highlights
Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$10.24	$14.32	$21.19	$19.88	$19.65

Income from investment operations
Net investment income (loss)(1)	(0.04)	0.02	(0.03)	—	(0.12)
Net realized and unrealized gain (loss) on investments	1.77	(4.09)	(3.59)	3.45	3.29

Total from investment operations	1.73	(4.07)	(3.62)	3.45	3.17

Distributions to shareholders from:
Net investment income	(0.01)	—	—	—	—
Net realized capital gain	—	(0.01)	(3.25)	(2.14)	(2.94)

Total distributions	(0.01)	(0.01)	(3.25)	(2.14)	(2.94)

Net asset value, end of period	$11.96	$10.24	$14.32	$21.19	$19.88

Total Return(2)	16.90%	(28.43)%	(17.62)%	18.44%	17.12%

Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$61,004	$60,675	$23,528	$30,520	$28,727
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.64%	1.59%	1.54%	1.57%	1.58%
After expense reimbursement and waived fees	1.58%	1.50%	1.46%	1.48%	1.50%
Ratio of net investment income (loss) to average net assets	(0.35)%	0.19%	(0.20)%	(0.02)%	(0.58)%
Portfolio turnover rate	112.61%	122.83%	129.58%	144.26%	129.64%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
78 | 2010 ANNUAL REPORT

Notes to the Financial Statements
Note 1 — Organization
     The Quaker Investment Trust (the “Trust”) was organized as a Massachusetts business trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust’s Amended and Restated Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest. The Trust currently has eight series: Quaker Event Arbitrage Fund (“Event Arbitrage”), Quaker Global Tactical Allocation Fund (“Global Tactical Allocation”), Quaker Long-Short Tactical Allocation Fund (“Long-Short Tactical Allocation’’), Quaker Small-Cap Growth Tactical Allocation Fund (“Small-Cap Growth Tactical Allocation”), Quaker Strategic Growth Fund (“Strategic Growth”), Quaker Capital Opportunities Fund (“Capital Opportunities”), Quaker Mid-Cap Value Fund (“Mid-Cap Value”), and Quaker Small-Cap Value Fund (“Small-Cap Value”) (each a “Fund” and collectively, the “Funds”). Except for the Quaker Capital Opportunities Fund, the Quaker Long-Short Tactical Allocation Fund and the Quaker Event Arbitrage Fund, each Fund is a “diversified company” as defined in the Investment Company Act of 1940. The investment objectives of each Fund are set forth below.
     Strategic Growth and Small-Cap Value commenced operations on November 25, 1996. Mid-Cap Value commenced operations on December 31, 1997. Capital Opportunities commenced operations on January 31, 2002. The investment objective of these Funds is to seek long-term growth of capital.
     Global Tactical Allocation commenced operations on May 1, 2008. Small-Cap Growth Tactical Allocation commenced operations on September 30, 2008. Long-Short Tactical Allocation commenced operations on June 15, 2009 in conjunction with the reorganization of the Top Flight Long-Short Fund (“Top Flight Fund”). The predecessor Top Flight Fund commenced investment operations on December 31, 2002. Event Arbitrage commenced operations on June 7, 2010 in conjunction with the reorganization of the Pennsylvania Avenue Event-Driven Fund (“Event-Driven Fund”). The predecessor Event-Driven Fund commenced operations on September 19, 2002. The investment objective of these Funds is to seek long-term growth of capital. Unlike other Funds in the Trust, this investment objective is non-fundamental in that this objective may be changed by the Board of Trustees (“Board” or “Trustees”) without shareholder approval.
     The Funds currently offer three classes of shares (Class A, Class C and Institutional Class Shares). Formerly, Class B Shares were also offered by the Funds. Class B Shares are no longer available for purchase, and all outstanding Class B Shares have been converted to Class A Shares. Class A Shares are charged a front-end sales charge and a distribution and servicing fee; Class C Shares bear an additional distribution and servicing fee; and Institutional Class Shares bear no front-end sales charge or contingent deferred sales charge (“CDSC”), but have higher minimum investment limitations.
     Class C Shares purchased on or after July 1, 2008 are not subject to a CDSC. Quaker Funds, Inc., the investment adviser to each of the Funds, has the ability to waive the minimum investment for Institutional Class shares at its discretion.
Note 2 — Summary of Significant Accounting Policies and Other Information
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
     A. Security Valuation. The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price.
     Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees.
     The Funds have adopted fair valuation procedures to value securities at fair market value in certain circumstances and have established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Funds will value securities at fair market value when market quotations are not readily available or when securities cannot be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time the Fund holding the foreign securities calculates its net asset value. The Funds’ fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
2010 ANNUAL REPORT | 79

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
Short-term investments are valued at amortized cost, which approximates fair market value.
     B. Federal Income Taxes. It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.
     In accordance with Financial Accounting Standards Board (“FASB”) Interpretation ASC 740, (“ASC 740”), each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, a Fund measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has reviewed the tax positions for each of the four open tax years as of June 30, 2010 and has determined that the implementation of ASC 740 does not have a material impact on the Funds’ financial statements. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.
     Net investment income or loss and net realized gains or losses may differ for financial statement and income tax purposes primarily due to investments that have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund. Temporary differences that result in over-distribution for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.
     C. Security Transactions and Investment Income. Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.
     The Funds may make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.
     If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
     D. Option Writing. The Funds may write covered options for hedging purposes or to close out a position. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
     E. Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.
     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.
     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Funds’ books and the U.S. dollar equivalent of the amounts
80 | 2010 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.
     F. Portfolio Investment Risks. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries. Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
     G. Multiple Class Allocations. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
     H. Expense Allocations. Fund expenses that are not series (Fund) specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets.
     I. Distributions to Shareholders. Each Fund generally declares dividends at least annually, usually payable in December, on a date selected by the Trust’s Board. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.
     J. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates, and those differences could be significant.
     K. Security Loans. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.
     L. Derivative Instruments. Effective June 30, 2009, the Funds have adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The adoption of the additional disclosure requirements did not materially impact the Funds’ financial statements.
     The fair value of derivative instruments and whose primary underlying risk exposure is equity price risk at June 30, 2010 was as follows:
Event Arbitrage

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)

Written Options	—	8,400

Purchased Options	20,600	—

Global Tactical Allocation

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)

Written Options	—	544

Strategic Growth

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)

Written Options	—	8,960

Capital Opportunities
	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)

Written Options	—	—

(1)	Statement of Assets and Liabilities location: Investments, at value.

(2)	Statement of Assets and Liabilities location: Call options written, at value.
2010 ANNUAL REPORT | 81

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
     The effect of derivative instruments on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the period ended June 30, 2010 was as follows:
Event Arbitrage

	Fair Value
		Change in Unrealized
		Appreciation
	Realized Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives
	Recognized in	Recognized in
Derivative	Income(3)	Income(4)

Written Options	—	(57,780)

Purchased Options	(3,536)	(6,860)

Global Tactical Allocation

Fair Value
Change in Unrealized
Appreciation
	Realized Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives
	Recognized in	Recognized in
Derivative	Income(3)	Income(4)

Written Options	59,727	300

Strategic Growth

Fair Value
Change in Unrealized
Appreciation
	Realized Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives
	Recognized in	Recognized in
Derivative	Income(3)	Income(4)

Written Options	1,380,879	(69,971)

Capital Opportunities

Fair Value
Change in Unrealized
Appreciation
	Realized Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives
	Recognized in	Recognized in
Derivative	Income(3)	Income(4)

Written Options	(491,406)	133,090

(3)	Statement of Operations location: Net realized gain (loss) from written options and Net realized gain (loss) from investments.

(4)	Statement of Operations location: Net unrealized appreciation (depreciation) on written options and Net unrealized appreciation (depreciation) on investments.
     M. Fair Value of Financial Instruments. Various inputs may be used to determine the value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Equity and option securities for which market quotations are readily available, are valued at the last reported sale price and are categorized as Level 1. Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair market value and are categorized as Level 1.
     The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the New York Stock Exchange (“NYSE”), if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described below.
     The Funds have adopted fair valuation procedures to value securities at fair market value when independent prices are unavailable or unreliable, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.
82 | 2010 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2010 in valuing the Fund’s assets and liabilities:

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Event Arbitrage	(Level 1)	(Level 2)	(Level 3)	6/30/2010

Canada		$69,375	$0	$0	$69,375
Switzerland		137,076	0	0	137,076
United Kingdom		53,600	0	0	53,600
United States		2,906,144	238,383	25,783	3,170,310
Short-Term Investment		842,441	0	0	842,441

		$4,008,636	$238,383	$25,783	$4,272,802

Securities Sold Short		(879,006)	0	0	(879,006)
Call Options — Written		(8,400)	0	0	(8,400)

Total		$3,121,230	$238,383	$25,783	$3,385,396

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Global Tactical Allocation	(Level 1)	(Level 2)	(Level 3)	6/30/2010

Belgium		$465,697	$0	$0	$465,697
Canada		2,936,873	0	0	2,936,873
France		381,617	0	0	381,617
India		364,544	0	0	364,544
Israel		485,067	0	0	485,067
Luxembourg		449,930	0	0	449,930
Netherlands Antilles		182,622	0	0	182,622
Switzerland		244,530	0	0	244,530
United Kingdom		596,264	0	0	596,264
United States		13,760,227	0	0	13,760,227
Short-Term Investments		3,275,416	0	0	3,275,416

		$23,142,787	$0	$0	$23,142,787

Securities Sold Short		(1,181,848)	0	0	(1,181,848)
Call Options — Written		(544)	0	0	(544)

Total		$21,960,395	$0	$0	$21,960,395

2010 ANNUAL REPORT | 83

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Long-Short Tactical Allocation	(Level 1)	(Level 2)	(Level 3)	6/30/2010

Canada		$585,422	$0	$0	$585,422
Netherlands		212,211	0	0	212,211
United States		4,248,862	0	0	4,248,862
Short-Term Investment		1,652,795	0	0	1,652,795

		$6,699,290	$0	$0	$6,699,290

Securities Sold Short		$(2,747,813)	0	0	$(2,747,813)

Total		$3,951,477	$0	$0	$3,951,477

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Small-Cap Growth Tactical Allocation	(Level 1)	(Level 2)	(Level 3)	6/30/2010

Japan		$206,468	$0	$0	$206,468
United States		8,931,064	0	0	8,931,064
Short-Term Investment		14,088,215	0	0	14,088,215

		$23,225,747	$0	$0	$23,225,747

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Strategic Growth	(Level 1)	(Level 2)	(Level 3)	6/30/2010

Basic Materials		$22,209,843	$0	$0	$22,209,843
Communications		21,626,761	0	0	21,626,761
Consumer, Cyclical		12,094,751	0	0	12,094,751
Consumer, Non-cyclical		33,077,602	0	0	33,077,602
Energy		50,655,224	0	0	50,655,224
Financial		47,272,383	0	0	47,272,383
Healthcare		56,446,621	0	0	56,446,621
Industrial		14,312,523	0	0	14,312,523
Technology		26,036,086	0	0	26,036,086
Utilities		6,614,660	0	0	6,614,660
Exchange-Traded Funds		14,201,008	0	0	14,201,008
Short-Term Investments		109,124,409	0	0	109,124,409

		$413,671,871	$0	$0	$413,671,871

Call Options — Written		$(8,960)	0	0	$(8,960)

Total		$413,662,911	$0	$0	$413,662,911

84 | 2010 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Capital Opportunites	(Level 1)	(Level 2)	(Level 3)	6/30/2010

Basic Materials		$1,564,048	$0	$0	$1,564,048
Communications		2,039,499	0	0	2,039,499
Consumer, Cyclical		567,226	0	0	567,226
Consumer, Non-cyclical		1,738,104	0	0	1,738,104
Energy		1,650,156	0	0	1,650,156
Financial		1,278,457	0	0	1,278,457
Healthcare		3,070,291	0	0	3,070,291
Industrial		1,273,196	0	0	1,273,196
Technology		4,377,515	0	0	4,377,515
Exchange-Traded Fund		483,483	0	0	483,483
Short-Term Investment		393,124	0	0	393,124

Total		$18,435,099	$0	$0	$18,435,099

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Mid-Cap Value	(Level 1)	(Level 2)	(Level 3)	6/30/2010

Basic Materials		$607,363	$0	$0	$607,363
Consumer, Cyclical		807,052	0	0	807,052
Consumer, Non-cyclical		802,142	0	0	802,142
Energy		721,638	0	0	721,638
Financial		2,108,015	0	0	2,108,015
Healthcare		954,577	0	0	954,577
Industrial		1,004,063	0	0	1,004,063
Technology		524,331	0	0	524,331
Utilities		1,120,462	0	0	1,120,462
Real Estate Investment Trusts		444,309	0	0	444,309
Short-Term Investments		308,500	0	0	308,500

Total		$9,402,452	$0	$0	$9,402,452

2010 ANNUAL REPORT | 85

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Small-Cap Value	(Level 1)	(Level 2)	(Level 3)	6/30/2010

Basic Materials		$4,605,146	$0	$0	$4,605,146
Communications		5,212,048	0	0	5,212,048
Consumer, Cyclical		15,520,109	0	0	15,520,109
Consumer, Non-cyclical		6,883,718	0	0	6,883,718
Diversified		419,733	0	0	419,733
Energy		3,930,293	0	0	3,930,293
Financial		13,566,255	0	0	13,566,255
Healthcare		10,739,132	0	0	10,739,132
Industrial		9,717,691	0	0	9,717,691
Technology		5,854,158	0	0	5,854,158
Utilities		3,355,772	0	0	3,355,772
Real Estate Investment Trusts		2,108,354	0	0	2,108,354
Short-Term Investments		6,508,809	0	0	6,508,809

Total		$88,421,218	$0	$0	$88,421,218

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period January 1, 2010, through June 30, 2010:

		Beginning	Net	Net	Net unrealized	Transfers	Ending
		Value at	Purchases	Realized	appreciation	in and/or	Value at
Category	Event Arbitrage Fund	1/1/2010	(Sales)	Gain (Loss)	(depreciation)	out of Level 3	6/30/2010

United States		33,777	(4,000)	72	19,551	(23,617)	25,783
86 | 2010 ANNUAL REPORT

Note 3 — Investment Advisory Fee and Other Related Party Transactions
     Quaker Funds, Inc. (“QFI”) serves as investment adviser to each Fund. Pursuant to separate investment subadvisory agreements, QFI has selected the following investment advisory firms to serve as sub-advisers:

Fund	Sub-adviser

Event Arbitrage	N/A
Global Tactical Allocation	DG Capital Management, Inc.
Long-Short Tactical Allocation	Rock Canyon Advisory Group, Inc.
Small-Cap Growth Tactical Allocation	Century Management, Inc.
Strategic Growth	DG Capital Management, Inc.
Capital Opportunities	Knott Capital Management
Mid-Cap Value	Kennedy Capital Management, Inc.
Small-Cap Value	Aronson + Johnson + Ortiz, LP
     The sub-advisers provide each Fund with a continuous program of supervision of the Fund’s assets, including the composition of its portfolio, and furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.
     Each Fund paid QFI aggregate fees shown in the table below for the fiscal year ending June 30, 2010. Amounts are expressed as an annualized percentage of average net assets.

			Advisory &
	Aggregate	Subadvisory	subadvisory
	advisory fee	fee paid by QFI	fees waived &
Fund	paid to QFI	to the sub-adviser	reimbursed

Event Arbitrage	1.30%	N/A	N/A

Global Tactical Allocation	1.25%	0.75%	N/A

Long-Short Tactical Allocation	1.70%	1.20%	N/A

Small-Cap Growth Tactical Allocation	1.00%	0.50%	N/A

Strategic Growth	1.30%	0.75%	N/A

Capital Opportunities	0.925%	0.625%	N/A

Mid-Cap Value	1.05%	0.75%	N/A

Small-Cap Value	1.00%	0.70%	N/A

     For the fiscal year ending June 30, 2010, QFI and the sub-advisers earned and reimbursed fees as follows:

			Advisory &
	Aggregate	Subadvisory	subadvisory
	advisory fee	fee paid by QFI	fees waived &
Fund	paid to QFI	to the sub-adviser	reimbursed

Event Arbitrage	$21,200	$—	$16,059

Global Tactical Allocation	361,338	216,803	—

Long-Short Tactical Allocation	153,864	108,610	—

Small-Cap Growth Tactical Allocation	150,125	75,063	—

Strategic Growth	6,925,988	3,995,762	—

Capital Opportunities	150,239	101,513	—

Mid-Cap Value	111,990	79,994	—

Small-Cap Value	1,028,282	695,843	56,712

     From May 3, 2005 to March 8, 2010, the sub-adviser to the Small-Cap Value Fund voluntarily agreed to charge the Fund a subadvisory fee rate of 0.85% on the first $25 million in assets of the Fund and 0.80% on all amounts in excess of $25 million, in accordance with the sub-adviser’s “most-favored nation” policy that provides for a subadvisory fee based upon a rate no greater than the lowest rate offered by the sub-adviser to another client with a similar investment objective. Effective March 8, 2010, under the current advisory fee structure, the Small-Cap Value Fund pays the Adviser total advisory and subadvisory fees of 1.00% (0.30% to the Adviser and 0.70% to the sub-adviser) annualized, of the Fund’s average daily net assets.
     Additionally, QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of the Small-Cap Value Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A shares, 3.35% for Class C shares, and 2.35% for Institutional Class shares of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion.
     US Bancorp Fund Services, LLC, serves as the Funds’ transfer, dividend paying, and shareholder servicing agent (“Transfer Agent”). The Transfer Agent maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder functions. As compensation for its services, the Transfer Agent receives a fee at the annual rate ranging between $8 and $11 dollars per shareholder account.
2010 ANNUAL REPORT | 87

Notes to the Financial Statements
Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)
     Brown Brothers Harriman & Co. serves as fund accountant and administrator (the “Administrator”) for the Trust pursuant to a written agreement with the Trust. The Administrator provides fund accounting services and administrative services to each Fund. As compensation for its services, the Administrator receives a fee at the annual rate of 0.025% for accounting and 0.030% for administration of the aggregate of the Trust’s first $2 billion of average daily net assets and 0.020% for accounting and 0.025% for administration for over $2 billion of average daily net assets.
     The Trust will incur an annual account minimum if, on an annual basis, the asset charges do not exceed the account minimum charges.
     Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the 1940 Act for each class for each Fund with the exception of Institutional Class. The Class A Plan provides that each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Class A average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Class A shareholders. The Class A Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders. The Class C Plan provides that each Fund may compensate QFI and others for services provided and expenses incurred in the distribution of shares at an annual rate of 1.00% of the average net assets of each class on a monthly basis.
     For the fiscal year ending June 30, 2010, the Distributor received $49,511 in underwriter concessions from the sale of Funds shares.
     Except for the Trust’s Chief Compliance Officer (“CCO”), employees and officers of QFI do not receive any compensation from the Trust. The CCO of the Trust also serves as general counsel to QFI. For the fiscal year ending June 30, 2010, the Trust compensated the CCO $201,238.
Note 4 — Purchases and Sales of Investments
     For the fiscal year ending June 30, 2010, aggregate purchases and sales of investment securities (excluding short-term investments) for each Fund were as follows:

Fund	Purchases	Sales

Event Arbitrage	$5,086,012	$3,911,270

Global Tactical Allocation	304,075,005	308,523,022

Long-Short Tactical Allocation	71,351,185	68,199,148

Small-Cap Growth Tactical Allocation	94,495,913	91,379,213

Strategic Growth	1,276,305,517	1,521,924,013

Capital Opportunities	28,371,535	21,551,223

Mid-Cap Value	5,208,058	8,511,717

Small-Cap Value	100,597,891	115,011,349

88 | 2010 ANNUAL REPORT

Note 5 — Options Written
     A summary of option contracts written by the Trust during the fiscal year ended June 30, 2010 is as follows:

	Event Arbitrage
	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of period	—	$—
Options written	70	9,830
Options closed	—	—
Options exercised	—	—
Options expired	—	—

Options outstanding at end of period	70	$9,830

	Global Tactical Allocation
	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of period	59	$4,877
Options written	960	104,299
Options closed	(875)	(88,931)
Options exercised	(128)	(18,168)
Options expired	—	—

Options outstanding at end of period	16	$2,077

	Strategic Growth
	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of period	1,774	$249,918
Options written	19,985	2,176,062
Options closed	(18,198)	(1,871,177)
Options exercised	(3,301)	(521,344)
Options expired	—	—

Options outstanding at end of period	260	$33,459

	Capital Opportunities
	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of period	2,345	$949,575
Options written	170	71,209
Options closed	(2,515)	(1,020,784)
Options exercised	—	—
Options expired	—	—

Options outstanding at end of period	—	$—

Note 6 — Options Purchased
     A summary of option contracts purchased by the Trust during the fiscal year ended June 30, 2010 is as follows:

	Event Arbitrage
	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of period	5,000	$7,800
Options purchased	291	30,996
Options closed	(5,000)	(7,800)
Options exercised	—	—
Options expired	(221)	(3,536)

Options outstanding at end of period	70	27,460

2010 ANNUAL REPORT | 89

Notes to the Financial Statements
Note 7 — Tax Matters
     For U.S. federal income tax purposes, the cost of securities owned (including proceeds for securities sold short), gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2010 for each Fund were as follows:

				Net
		Gross	Gross	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)

Event Arbitrage	$4,982,349	$111,679	$(821,226)	$(709,547)

Global Tactical Allocation	24,132,833	363,018	(1,353,064)	(990,046)

Long-Short Tactical Allocation	6,882,568	19,225	(202,503)	(183,278)

Small-Cap Growth Tactical Allocation	23,869,757	140,830	(784,840)	(644,010)

Strategic Growth	423,762,619	8,608,087	(18,698,835)	(10,090,748)

Capital Opportunities	19,971,210	511,026	(2,047,137)	(1,536,111)

Mid-Cap Value	8,525,395	1,304,181	(427,124)	877,057

Small-Cap Value	89,073,626	5,937,143	(6,589,551)	(652,408)

     The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddles from options.
     As of June 30, 2010, the components of distributable earnings on a tax basis were as follows:

	Unrealized					Total
	Appreciation	Undistributed	Undistributed	Capital Loss	Post-October	Distributable
Fund	(Depreciation)	Ordinary Income	Capital Gain (Loss)	Carryforward	Capital Loss	Earnings

Event Arbitrage	$(525,278)	$108,867	$64,146	$—	$—	$(352,265)

Global Tactical Allocation	(966,724)	—	—	(16,265,708)	(810,775)	(18,043,207)

Long-Short Tactical Allocation	167,598	—	—	(2,830,589)	(646,939)	(3,309,930)

Small-Cap Growth Tactical Allocation	(644,010)	644,319	—	—	—	309

Strategic Growth	(10,066,249)	—	—	(493,770,801)	(6,607,247)	(510,444,297)

Capital Opportunities	(1,536,111)	—	—	(958,804)	(48,278)	(2,543,193)

Mid-Cap Value	877,057	—	—	(11,611,503)	—	(10,734,446)

Small-Cap Value	(652,408)	—	—	(24,911,609)	—	(25,564,017)

     The undistributed ordinary income, capital gains and carryforward losses shown above differ from the corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences such as the deferral of realized losses on wash sales, straddles from options and net losses realized after October 31.
     Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer net capital and currency losses as indicated in the chart below.
     As of June 30, 2010, the capital loss carryovers for the Funds were as follows:

	Capital Loss	Capital Loss	Capital Loss
	Carryovers Expiring	Carryovers Expiring	Carryovers Expiring	Post-October Capital Loss
Fund	2018	2017	2016	Deferred	Utilized

Event Arbitrage	$—	$—	$—	$—	$—

Global Tactical Allocation	(2,718,683)	(13,362,259)	(184,766)	810,775	6,138,438

Long-Short Tactical Allocation	(1,629,322)	(1,000,160)	(201,107)	646,939	260,021

Small-Cap Growth Tactical Allocation	—	—	—	—	—

Strategic Growth	(164,714,297)	(329,056,504)	—	6,607,247	223,826,631

Capital Opportunites	(802,212)	(156,592)	—	48,278	1,456,897

Mid-Cap Value	(1,170,572)	(8,882,628)	(1,558,303)	—	2,718,399

Small-Cap Value	(13,066,385)	(11,845,224)	—	—	22,487,484

90 | 2010 ANNUAL REPORT

Note 8 — Reclassification of Capital Accounts
     In accordance with the accounting pronouncements, each Fund has recorded reclassifications in the capital accounts. These reclassification have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of June 30, 2010, the Funds recorded the following reclassification to increase (decrease) the accounts listed below:

	Accumulated	Accumulated	Capital Paid in on
	Net Investment	Net Realized	Shares of Beneficial
Fund	Income	Gain (Loss)	Interest

Event Arbitrage	$—	$—	$—

Global Tactical Allocation	412,081	101	(412,182)

Long-Short Tactical Allocation	370,531	(51,897)	(318,634)

Small-Cap Growth Tactical Allocation	289,402	(289,402)	—

Strategic Growth	4,216,373	—	(4,216,373)

Capital Opportunities	73,226	—	(73,226)

Mid-Cap Value	66,068	1,656	(67,724)

Small-Cap Value	416,436	7,782	(424,218)

Note 9 — Distributions to Shareholders
     Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The information set forth below is for each Fund’s fiscal year as required by federal securities laws.
     The tax character of dividends and distributions paid during the fiscal years of 2010 and 2009 were as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	2010	2009	2010	2009	2010	2009

Event Arbitrage	$—	$—	$—	$—	$—	$—

Global Tactical Allocation	—	—	—	—	—	—

Long-Short Tactical Allocation	—	—	—	—	—	—

Small-Cap Growth Tactical Allocation	1,429,906	—	—	—	—	—

Strategic Growth	—	50,714,910	—	43,046,714	—	—

Capital Opportunities	—	—	—	6,727	—	—

Mid-Cap Value	—	—	—	—	—	—

Small-Cap Value	58,560	65,913	—	—	—	—

Note 10 — Fund Share Transactions
     At June 30, 2010, there were an unlimited number of shares of beneficial interest with a $0.01 par value authorized. The following table summarizes the activity in shares of each Fund:
Event Arbitrage

	For the six-month period January 1, 2010 through June 30, 2010				For the Fiscal Year Ended: December 31, 2009
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	187,698	(93,346)	—	341,620	116,089	(68,955)	—	247,268
Value	$2,301,428	$(1,164,965)	$—		$1,283,426	$(709,033)	—

Class C
Shares	18,412	—	—	18,412	—	—	—
Value	$229,862	$—	$—		$—	$—	$—

2010 ANNUAL REPORT | 91

Notes to the Financial Statements
Note 10 — Fund Share Transactions (Continued)
Event Arbitrage

	For the six-month period January 1, 2010 through June 30, 2010				For the Fiscal Year Ended: December 31, 2009
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Institutional Class
Shares	59,235	—	—	59,235	—	—	—
Value	$732,476	$—	$—		$—	$—	$—

Global Tactical Allocation

	For the Fiscal Year Ended: June 30, 2010				For the Fiscal Year Ended: June 30, 2009
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	765,851	(1,637,802)	—	2,178,344	3,297,774	(2,909,069)	—	3,050,295
Value	$4,829,247	$(10,210,300)	$—		$20,613,000	$(17,117,297)	—

Class C
Shares	448,563	(953,347)	—	1,634,729	1,393,423	(630,462)	—	2,139,513
Value	$2,772,300	$(5,829,421)	$—		$7,967,025	$(3,366,701)	—

Institutional Class
Shares	96,546	(3,124)	—	130,582	157,095	(119,935)	—	37,160
Value	$750,464	$(24,662)	$—		$1,431,578	$(783,636)	—

Long-Short Tactical Allocation

	For the Fiscal Year Ended: June 30, 2010				For the nine month period October 1, 2008 through June 30, 2009
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	1,025,215	(739,206)	—	773,694	271,275	(244,711)		487,685
Value	$9,592,261	$(6,535,087)	$—		$2,878,161	$(2,339,604)

Class C
Shares	228,530	(48,850)	—	192,557	12,877	—	—	12,877
Value	$2,106,749	$(409,611)	$—		$133,403	$—	$—

Institutional Class
Shares	75,557	(52,037)	—	49,182	25,662	—	—	25,662
Value	$689,046	$(433,187)	$—		$270,503	$—	$—

Small-Cap Growth Tactical Allocation

	For the Fiscal Year Ended: June 30, 2010				For the period September 30, 2008 - June 30, 2009
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	1,098,362	(172,525)	64,308	1,359,606	412,440	(42,979)	—	369,461
Value	$11,294,247	$(1,754,833)	$605,779		$3,746,365	$(377,931)	—

Class C
Shares	607,228	(227,900)	67,035	952,433	555,302	(49,232)	—	506,070
Value	$6,103,825	$(2,379,429)	$626,103		$4,908,869	$(426,929)	—

Institutional Class
Shares	404,331	(28,274)	10,137	457,320	71,126	—	—	71,126
Value	$4,140,048	$(284,287)	$96,102		$662,012	—	—

92 | 2010 ANNUAL REPORT

Note 10 — Fund Share Transactions (Continued)
Strategic Growth

	For the Fiscal Year Ended: June 30, 2010				For the Fiscal Year Ended: June 30, 2009
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	4,084,342	(16,474,525)	—	22,996,768	18,633,148	(32,866,782)	5,643,145	35,375,396
Shares converted from
Class B	11,555				209,280	—	—
Value	$57,846,045	$(231,664,514)	$—		$335,917,454	$(532,793,713)	$68,677,071
Value converted from
Class B	$146,579				$4,753,973	—	—

Class B
Shares	—	(821)	—	—	1,290	(9,396)	4,586	12,376
Shares converted to
Class A	—	(11,555)	—		—	(209,280)	—
Value	$	$(9,734)	$—		$18,193	$(153,580)	$51,687
Value converted to
Class A	—	$(146,579)	—		—	$(4,753,973)	—

Class C
Shares	440,794	(3,399,208)	—	5,190,246	2,531,145	(3,659,324)	1,266,299	8,148,660
Value	$5,696,871	$(43,752,269)	$—		$42,374,590	$(49,317,346)	$14,195,213

Institutional Class
Shares	829,298	(2,992,058)	—	1,484,307	3,749,853	(4,663,412)	198,920	3,647,067
Value	$11,933,078	$(44,353,587)	$—		$62,652,137	$(93,928,644)	$2,479,278

Capital Opportunities

	For the Fiscal Year Ended: June 30, 2010				For the Fiscal Year Ended: June 30, 2009
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	418,459	(477,896)	—	1,036,859	524,412	(219,427)	511	1,082,479
Shares converted from
Class B	13,817				18,491	—	—
Value	$3,449,952	$(3,913,926)			$3,677,926	$(1,652,689)	$3,550
Value converted from
Class B	$101,528				$151,692	—	—

Class B
Shares	—	—	—		—	(4,115)	7	13,817
Shares converted to
Class A		(13,817)			—	(18,491)	—
Value	$—	$—	$—		$—	$(30,200)	$47
Value converted to
Class A		$(101,528)			$—	$(151,692)	—

Class C
Shares	83,315	(178,129)	—	487,510	322,807	(345,483)	422	582,324
Value	$628,031	$(1,398,585)	$—		$2,122,656	$(2,490,789)	$2,781

Institutional Class
Shares	1,072,182	(102,662)	—	970,780	1,260			1,260
Value	$9,162,241	$(820,376)	$—		$9,000	$

2010 ANNUAL REPORT | 93

Notes to the Financial Statements
Note 10 — Fund Share Transactions (Continued)
Mid-Cap Value

	For the Fiscal Year Ended: June 30, 2010				For the Fiscal Year Ended: June 30, 2009
	Sold	Redeemed	Reinvested	Ending Shares	Sold		Redeemed	Reinvested	Ending Shares

Class A
Shares	42,613	(227,688)	—	566,574		89,907	(547,536)		742,304
Shares converted from
Class B	9,345					12,953	—	—
Value	$514,081	$(2,678,877)	$—			$892,214	$(5,577,257)	—
Value converted from
Class B	$96,694					$142,780	—	—

Class B
Shares	—	(3,028)	—				(9,225)		12,373
Shares converted to
Class A	—	(9,345)	—			—	(12,953)	—
Value	$—	$(28,304)	$—		$		$(77,154)	$
Value converted to
Class A	—	$(96,694)	—			—	$(142,780)	—

Class C
Shares	6,371	(89,448)	—	222,315		39,984	(169,922)		305,392
Value	$67,369	$(961,685)	$—			$332,612	$(1,493,746)

Institutional Class
Shares	1,935	(5,559)	—	19,724		2,472	(13,483)		23,348
Value	$22,588	$(55,548)	$—			$22,250	$(121,160)

Small-Cap Value

	For the Fiscal Year Ended: June 30, 2010				For the Fiscal Year Ended: June 30, 2009
	Sold	Redeemed	Reinvested	Ending Shares	Sold		Redeemed	Reinvested	Ending Shares

Class A
Shares	592,560	(960,459)	—	1,680,197		1,298,620	(1,261,850)	1,822	2,040,754
Shares converted from
Class B	7,342	—	—			5,453	—	—
Value	$6,939,203	$(11,342,316)	$—			$14,962,381	$(13,103,875)	$17,441
Value converted from
Class B	$75,107	—	—			$64,652	—	—

Class B
Shares	—	(910)	—				(6,906)	12	8,252
Shares converted to
Class A	—	(7,342)	—			—	(5,453)	—
Value	$—	$(8,992)	$—		$		$(64,873)	$105
Value converted to
Class A	—	$(75,107)	—			—	$(64,652)	—

Class C
Shares	13,289	(116,012)	—	209,037		34,976	(110,269)	348	311,760
Value	$131,919	$(1,163,229)	$—			$308,558	$(962,452)	$2,908

Institutional Class
Shares	771,063	(1,598,858)	4,839	5,100,369		6,029,167	(1,753,647)	4,542	5,923,325
Value	$9,256,794	$(19,544,045)	$58,021			$75,859,577	$(17,556,890)	$44,870

94 | 2010 ANNUAL REPORT

Note 11 — 5% Shareholders
     As of June 30, 2010, to the Trust’s knowledge, persons listed in the table below are deemed to be principal owners of a class of a Fund, as defined in the 1940 Act. As of June 30, 2010, to the Trust’s knowledge, there were no Control Persons of any of the Funds. Control Persons own of record beneficially 25% or more of a Fund’s outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of any class of a Fund’s outstanding securities.
Principal Holders

Class	Fund	Name and Address of Beneficial Owner	Percent Ownership

	Event Arbitrage
Class A		TD Ameritrade Inc.	27.37%
		For The Benefit of Our Clients
		PO Box 2226
		Omaha, NE 68103-2226
Class A		MG Trust Company	8.22%
		FBO Quaker Funds Inc 401K
		700 17th St Ste 300
		Denver, CO 80202-3531

Class C		Pershing LLC	41.82%
		PO Box 2052
		Jersey City, NJ
Class C		RBC Capital Markets	30.18%
		Debra A. Buruchian
		Belmar, NJ 07719-2149
Class C		Stifel Nicolaus & Co., Inc.	8.37%
		Imagine Advanced Dental Arts
		501 North Broadway
		St. Louis, MO 63102
Class C		RBC Capital Markets Corp.	6.09%
		FBO Alan Levine Ttee
		Alan Levin Trust Dtd 07/18/2005
		Port St. Lucie, FL 34952-7541
Class C		RBC Capital Markets	5.58%
		FBO Renee I Fox
		Renee I Fox SEP-IRA
		Seattle, WA 98125-4620

Class I		Jeffry H King Sr Rev. Trust	31.42%
		Malvern, PA 19355-3352
Class I		Laurie Keyes Rev. Trust	24.76%
		Malvern, PA 19355-3352
Class I		LPL Financial	15.83%
		FBO Customer Accounts
		ATTN: Mutual Fund Operations
		PO Box 509046
		San Diego, CA 92150-9046
Class I		RBC Capital Markets Corp.	6.85%
		FBO Dee Anna Sobczak
		Pledged FBO M&T Bank
		Kingsville, MD 21087-1751

2010 ANNUAL REPORT | 95

Notes to the Financial Statements
Note 11 — 5% Shareholders (Continued)
Principal Holders

Class	Fund	Name and Address of Beneficial Owner	Percent Ownership

	Global Tactical Allocation
Class A		TD Ameritrade, Inc.	15.88%
		For the Exclusive Benefit of Our Customers
		PO Box 2226
		Omaha, NE 68103-2226
Class A		UBS Financial Services	5.17%
		FBO Richard Workman
		Windermere, FL 34786-8907

Class I		J.R. Brinton	80.25%
		Devon, PA 19333-1600
Class I		Edward F. Ryan, Jr.	9.49%
		DO Employee PSP
		Devon, PA 19333-1655

	Long-Short Tactical Allocation
Class A		TD Ameritrade	28.61%
		For the Exclusive Benefit of Our Clients
		PO Box 2226
		Omaha, NE 68103-2226

Class I		Janney Montgomery Scott	27.65%
		Martin L. Bowers IRA
		1801 Market St.
		Philadelphia, PA 19103-1675
Class I		Janney Montgomery Scott	20.42%
		Millenium Bank
		1801 Market St.
		Philadelphia, PA 19103-1675
Class I		Pershing LLC	12.34%
		PO Box 2052
		Jersey City, NJ 07303-2052
Class I		Janney Montgomery Scott	9.12%
		Nancy Dennin
		1801 Market St.
		Philadelphia, PA 19103-1675
Class I		Janney Montgomery Scott	5.99%
		Gary Henderson IRA
		1801 Market St.
		Philadelphia, PA 19103-1675
Class I		Janney Montgomery Scott	5.48%
		Karla Kimmey
		1801 Market St.
		Philadelphia, PA 19103-1675

	Small-Cap Growth Tactical
Class A		LPL Financial	17.03%
		FBO Customer Accounts
		PO Box 509046
		San Diego, CA 92150-9046
96 | 2010 ANNUAL REPORT

Note 11 — 5% Shareholders (Continued)
Principal Holders

Class	Fund	Name and Address of Beneficial Owner	Percent Ownership

	Small-Cap Growth Tactical (Continued)
Class A		TD Ameritrade, Inc.	10.13%
		For the Exclusive Benefit of our Clients
		PO Box 2226
		Omaha, NE 68103-2226
Class A		Charles Schwab & Co.	5.41%
		ATTN Mutual Fund Ops
		101 Montgomery St.
		San Francisco, CA 94104-4151

Class C		MLPF&S	11.87%
		For the Sole Benefit of its Customers
		4800 Deer Lake Dr. E
		Jacksonville, FL 32246-6484

Class I		MLPF&S	20.55%
		For the Sole Benefit of its Customers
		4800 Deer Lake Dr. E
		Jacksonville, FL 32246-6484
Class I		Jeffry H. King Sr. Rev. Trust	5.23%
		Jeffry H. King Sr. Tr
		Malvern, PA 19355-3352
Class I		Laurie Keyes Rev. Trust	5.11%
		Laurie Keyes Tr
		Malvern, PA 19355-3352

	Strategic Growth
Class A		Charles Schwab & Co., Inc.	12.51%
		Special Custody Acct for the Benefit of Customers
		101 Montgomery St.
		San Francisco CA 94104-4151

Class I		Prudential Investment Management	17.00%
		FBO Mutual Fund Clients
		100 Mulberry St.
		3 Gateway Ctr. Ste 11
		Newark, NJ 07102-4000
Class I		Brown Brothers Harriman & Co.	7.32%
		525 Washington Blvd.
		Jersey City, NJ 07310-1606
Class I		US Bank	5.66%
		Manu Daftary IRA
		Wayland, MA 01778-4550
Class I		Camtru LLC	5.12%
		1411 Third St. 4th Floor
		Port Huron MI, 48060-5480

	Capital Opportunities
Class A		TD Ameritrade Inc.	17.16%
		For the Exclusive Benefit of Our Clients
		PO Box 2226
		Omaha, NE 68103-2226
2010 ANNUAL REPORT | 97

Notes to the Financial Statements
Note 11 — 5% Shareholders (Continued)
Principal Holders

Class	Fund	Name and Address of Beneficial Owner	Percent Ownership

	Capital Opportunities (Continued)
Class A		US Bank	10.25%
		Larry R. Rohrbaugh IRA
		Baltimore MD. 21224-2767
Class A		Troy L. Rohrbaugh	7.25%
		Baldwin, MD 21013-9302

	Mid-Cap Value
Class A		Prudential Investment Management	22.06%
		FBO Mutual Fund Clients
		100 Mulberry St.
		3 Gateway Ctr. Ste 11
		Newark, NJ 07102-4000
Class A		NFS LLC FEBO	7.34%
		WTRISC
		PO Box 52129
		Phoenix AZ 85072-2129
Class A		Charles Schwab & Co., Inc.	5.99%
		Special Custody Acct for the Benefit of Customers
		101 Montgomery St.
		San Francisco, CA 94104-4151

Class I		US Bank NA	17.95%
		Raymond J. Keyes IRA
		Naples FL 34108-7212
Class I		Edward F. Ryan Jr.	16.70%
		DO Employee PSP
		Devon, PA 19333-1655
Class I		US Bank NA	14.33%
		Marirose K Steigerwald IRA Rollover
		Raleigh, NC 27612-6448
Class I		Tyler Keyes Brundage Trust	11.26%
		Justin Brundage, Jeffry H. King Sr. & Laurie Keyes Tr
		Malvern, PA 19355-8761
Class I		Abigail Grace Brundage Trust	11.24%
		Justin Brundage, Jeffry H. King Sr. & Laurie Keyes Tr
		Malvern, PA 19355-8761
Class I		MLPF&S	6.60%
		For Sole Benefit of Its Customers
		4800 Deer Lake Dr. E
		Jacksonville FL 32246-6484

	Small-Cap Value
Class A		Charles Schwab & Co., Inc.	37.18%
		Special Custody Acct. For the Benefit of Its Customers
		101 Montgomery St.
		San Francisco, CA 94104-4151
98 | 2010 ANNUAL REPORT

Note 11 — 5% Shareholders (Continued)
Principal Holders

Class	Fund	Name and Address of Beneficial Owner	Percent Ownership

	Small-Cap Value (Continued)
Class A		NFS LLC FEBO	27.73%
		Marshall & Ilsley Trust Co.
		FBO Intrust Allncecoal Aff PSP
		11270 W. Park Pl
		Ste 400
		Milwaukee, WI 53224-3638

Class C		First Clearing, LLC	10.83%
		Babette Lorie Snyder
		Philadelphia, PA 19106-4314
Class C		First Clearing, LLC	5.05%
		Abraham & Marilyn Kleinman
		West Nyack, NY 10994-1302

Class I		Deutsche Bank Securities	11.60%
		Attn: Mutual Fund Dept.
		1251 Avenue of the Americas
		New York, NY 10020-1104

Note 12 — Indemnifications
     Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects this risk of loss to be remote.
Note 13 — Securities Lending
     At June 30, 2010, these securities or a portion of these securities are out on loan. The aggregate market value of these loaned securities and the value of the cash collateral the Funds received is as follows:

	Loaned Securities	Value of	% of
Fund	Market Value	Cash Collateral	Net Assets

Global Tactical Allocation	$1,887,277	$1,935,997	8.32%

Strategic Growth	29,465,616	30,192,356	7.74%

Mid-Cap Value	129,227	131,936	1.39%

Small-Cap Value	5,345,433	5,483,619	6.65%

Note 14 — Review for Subsequent Events
     Subsequent to the Trust’s fiscal year end the Trust received notification of redemptions of certain shareholders in the Small-Cap Value Fund. The redemptions total approximately $43,000,000.
2010 ANNUAL REPORT | 99

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Quaker Investment Trust:
     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Quaker Small-Cap Growth Tactical Allocation Fund, Quaker Strategic Growth Fund, Quaker Capital Opportunities Fund, Quaker Mid-Cap Value Fund and Quaker Small-Cap Value Fund and the schedules of investments and schedules of securities sold short of Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund and Quaker Long-Short Tactical Allocation Fund (constituting Quaker Investment Trust, hereafter referred to as the “Trust”), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Trust at June 30, 2010, the results of each of their operations for the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of Quaker Event Arbitrage Fund (formerly Pennsylvania Avenue Event-Driven Fund) as of December 31, 2009, and for the fiscal years ended through December 31, 2009, were audited by other independent accountants whose report dated March 16, 2010 expressed an unqualified opinion on those statements. The statement of changes in net assets of Quaker Long-Short Tactical Allocation Fund (formerly Top Flight Long-Short Fund) for the year ended September 30, 2008 and the financial highlights for each of the four years ended September 30, 2008 were audited by other independent accountants whose report dated November 24, 2008 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
August 27, 2010
100 | 2010 ANNUAL REPORT

Trustees and Officers
June 30, 2010
     The Board of Trustees (“Board” or “Trustees”) has overall responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by Quaker Funds Inc., subject to the Bylaws of the Trust and review by the Board. The Trustees of the Trust, including those Trustees who are also officers, are listed below:

		Serving as
		an Officer		Portfolios	Directorships
	Position(s) Held	or Trustee of		Overseen by	Held by
Name, Address and Age	with the Trust	the Trust	Principal Occupation(s) During Past 5 Years	Trustee	Trustee(1)

Jeffry H. King, Sr.(2)(3) 309 Technology Drive Malvern, PA 19355 Age 68	Chairman of the Board and Chief Executive Officer	Since Nov. 1996	Chairman of Board of Directors and Chief Executive Officer, Quaker Funds, Inc. (1996–present); Registered Representative Citco Mutual Fund Distributors, Inc. (2006–2007); Registered Representative, Radnor Research & Trading Company, LLC (2005–2006); Chairman and CEO,Quaker Securities Inc. (1990–2005).	8	None

Laurie Keyes (3), (4) 309 Technology Drive Malvern, PA 19355 Age 60	Treasurer and Trustee	Since Nov. 1996	Chief Financial Officer, Quaker Funds, Inc. (1996–Present).	8	None

Justin Brundage(5) 309 Technology Drive Malvern, PA 19355 Age 40	Secretary	Since Nov. 2006	President, Quaker Funds, Inc. (2007–present); Chief Operating Officer, Quaker Funds, Inc. (2005–present); Director of IT, Citco Mutual Fund Services, Inc. (2003–2005); formerly Registered Representative, Quaker Securities (1995–2005).	None	None

Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 45	Chief Compliance Officer	Since March 2004	General Counsel to Quaker Funds, Inc. (2003–present); Chief Compliance Officer for the Quaker Investment Trust (2004–present); formerly Chief Compliance Officer for the Penn Street Funds, Inc. (2004–2007); formerly General Counsel for CRA Advisors, Inc. and the Community Reinvestment Act Qualified Investment Trust (2004–2006).	None	None

Mark S. Singel 309 Technology Drive Malvern, PA 19355 Age 57	Trustee	Since Feb. 2002	President and CEO, The Winter Group (2005–present); Managing Director, Public Affairs Management (lobbying firm) (2000–present); Lieutenant Governor and Acting Governor of Pennsylvania (1987–1995).	8	None

Ambassador Adrian A. Basora (ret.) 309 Technology Drive Malvern, PA 19355 Age 72	Trustee	Since Feb. 2002	Senior Fellow Foreign Policy Research Institute (2004–present); formerly, President of Eisenhower Fellowships (1996–2004).	8	None

James R. Brinton 309 Technology Drive Malvern, PA 19355 Age 56	Trustee Lead Independent Trustee	Since Feb. 2002 Since Aug. 2007	President, Robert J. McAllister Agency, Inc. (commercial insurance brokerage firm) (1979–present).	8	Director, ACP Funds Trust

Gary Edward Shugrue 309 Technology Drive Malvern, PA 19335 Age 56	Trustee	Since July 2008	President and Chief Investment Officer, Ascendant Capital Partners.	8	Director, BHR Institutional Funds Director, ACP Funds Trust

Warren West 309 Technology Drive Malvern, PA 19355 Age 54	Trustee	Since Nov. 2003	President, Greentree Brokerage Services, Inc. (1998–present).	8	None
2010 ANNUAL REPORT | 101

Serving as
		an Officer		Portfolios	Directorships
	Position(s) Held	or Trustee of		Overseen by	Held by
Name, Address and Age	with the Trust	the Trust	Principal Occupation(s) During Past 5 Years	Trustee	Trustee(1)

Everett T. Keech 309 Technology Drive Malvern, PA 19355 Age 70	Trustee Interested Trustee, Vice Chairman of the Board, President, Treasurer Trustee	Since Nov. 2005 Nov., 1996 – Jan.,2005; Nov.,1996 – Feb.,2002	Chairman-Executive Committee, Technology Development Corp., (1997—Present) technology development and manufacturing firm (1997–present); President, Quaker Investment Trust (2002–2003); Affiliated Faculty, University of Pennsylvania (1998–present).	8	Director, Technology Development Corp.; Director, Advanced Training Systems International, Inc. Director Phoenix Data Systems, Inc.

(1)	Directorship of companies required to report to the SEC under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., ‘’public companies”) and investment companies registered under the 1940 Act.

(2)	Mr. King is considered to be “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.

(3)	Mr. King and Ms. Keyes are husband and wife.

(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.

(5)	Mr. Brundage is Ms. Keyes’ son.
     The SAI for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling (800) 220-8888.
102 | 2010 ANNUAL REPORT

Board Consideration of the Investment Advisory and Sub-Advisory Agreements
     In conjunction with the launch of a new series, the Quaker Akros Absolute Strategies Fund (the “Absolute Strategies Fund”), of the Quaker Investment Trust (the “Trust”), the Board of Trustees (the “Board”), including the Trustees who are not interested parties of the Trust (the “Independent Trustees”) considered a new Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) between Quaker Funds, Inc. (“QFI” or the “Adviser”) and Akros Capital, LLC (“Akros”) with respect to the Absolute Strategies Fund at a meeting held on February 18, 2010.
     In arriving at their decision to approve the New Sub-Advisory Agreement the Board considered a variety of information concerning Akros, including: (1) the nature, extent and quality of service provided to the Fund; (2) the level of the sub-advisory fee to be charged under the New Sub-Advisory Agreement; (3) the compliance program of the sub-adviser; (4) and any “fall out” or ancillary benefits enjoyed by Akros as a result of their relationships with the Absolute Strategies Fund.
     In examining the nature, extent and quality of the services to be provided under the New Sub-Advisory Agreement, the Board considered the quality of the portfolio management services that were to be provided provide to the Absolute Strategies Fund; the depth, experience and demonstrated consistency in investment approach of the portfolio management teams; and the quality of Akros’ reputation.
     After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided under the New Sub-Advisory Agreement, the Board concluded that the level of fees to be paid to Akros were reasonable.
     Based on the totality of the information considered, the Board concluded that the Absolute Strategies Fund was likely to benefit from the nature, extent and quality of Akros’ services, and that Akros has the ability to continue to provide these services based on their experience, operations and resources.
     In voting unanimously to approve the New Sub-Advisory Agreement with Akros based on the various considerations discussed above, the Board determined that the approval of the New Sub-Advisory Agreements was in the best interests of the Fund. As a result, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreement.
     Additionally, at a meeting held on April 29, 2010, the Independent Trustees of the Board of the Trust considered the continuation of the Investment Advisory Agreement between the Trust and QFI, and each of the respective Sub-Advisory Agreements between QFI and Aronson+Johnson+Ortiz, LP., DG Capital Management, Kennedy Capital Management, Inc. and Knott Capital Management (collectively the “Agreements”) with regard to each Fund. At the meeting, the Independent Trustees reported to the full Board their considerations with respect to the Agreements, and the Board, including a majority of Independent Trustees, considered and approved the renewal of the Agreements.
     In arriving at their decision to renew the Agreements, the Board, including the Independent Trustees, considered a variety of information concerning QFI and each sub-adviser. In considering the continuation of the Agreements, the Board, including the Independent Trustees, considered the nature and quality of the services provided by QFI and each of the sub-advisers, the proposed fee structures, the level of fee waivers, each Fund’s past and anticipated expense ratios, possible economies of scale resulting from increases in the size of the Funds and other possible benefits QFI and each of the sub-advisers derived from their relationships with the Funds. The Board, including the Independent Trustees, carefully analyzed the information provided to them by QFI, each of the sub-advisers, and independent third parties, focusing particularly on the level of advisory fees and expenses of each Fund compared with information for similar funds, and the performance of each Fund compared to funds with similar investment objectives. The Board, including the Independent Trustees, also considered other information that it had received from QFI and each of the sub-advisers at other meetings throughout the year.
     In examining the nature, extent and quality of the services to be provided by QFI, the Board, including the Independent Trustees, considered the portfolio management, administrative and supervisory services provided by QFI. The Board, including the Independent Trustees, acknowledged the value of QFI’s historical performance of services for the Funds. The Board, including the Independent Trustees, noted QFI’s commitment to servicing the Funds as its only client, QFI’s efforts during the past year to reduce Fund expenses, and the nature of the non-investment advisory services provided to the Funds, such as the supervision of the Funds’ other third-party service providers by QFI.
2010 ANNUAL REPORT | 103

     With respect to the nature, extent and quality of the services provided to the Funds by each sub-adviser, the Board including the Independent Trustees, considered the quality of the portfolio management services that each sub-adviser provided to the Funds, the depth, experience and demonstrated consistency in investment approach of each of the sub-advisers’ portfolio management teams, the continued growth in each of the sub-advisers’ personnel responsible for managing the Funds; and the quality of each of the sub-advisers’ reputations. The Board, including the Independent Trustees, further considered each of the sub-advisers’ performance records and their experience in managing another fund complex with similar mutual funds.
     Based on the totality of the information considered, the Board, including the Independent Trustees, concluded that the Funds were likely to benefit from the nature, extent and quality of QFI’s and each of the sub-advisers’ services, as applicable, and that QFI and each of the sub-advisers have the ability to continue to provide these services based on their respective experience, operations and resources.
     With respect to the Funds’ investment performance, the Board, including the Independent Trustees, reviewed each Fund’s performance compared to both its peer group and relative benchmark indices over one-year, three-year, five-year and since inception periods, as applicable. The Board, including the Independent Trustees, considered factors, including but not limited to the sub-advisers’ management style, that have affected the performance of each Fund relative to its peer group and benchmarks.
     With respect to the costs of the services to be provided and profits to be realized by QFI from its relationship with the Funds, the Board, including the Independent Trustees, considered the fact that QFI had agreed to continue to waive its advisory fees to the extent necessary to limit the annualized expenses of each Fund to their assigned expense ratio caps for an additional year. The Board, including the Independent Trustees, also considered that QFI might be able to recoup some of the waived fees in the future. The Board, including Independent Trustees, did not consider the relationship between QFI’s advisory fees compared to other accounts that QFI advises, because QFI has no other advisory accounts.
     The Board, including the Independent Trustees, considered whether there are any ancillary benefits that may accrue to QFI or a sub-adviser resulting from their relationship with the Funds. Based on the information provided, the Board, including the Independent Trustees, noted that there did not appear to be any significant benefits in this regard.
     After evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by QFI and each of the sub-advisers, the Board, including the Independent Trustees, concluded that the level of fees to be paid to QFI and each of the sub-advisers was reasonable.
     In voting unanimously to approve the Agreements based on the various considerations discussed above, the Board, including the Independent Trustees, determined that the approval of the Agreements was in the best interests of the Funds. As a result, the Board, including a majority of the Independent Trustees, approved the Agreements.
104 | 2010 ANNUAL REPORT

General Information (Unaudited)
Form N-Q Filing and Proxy Voting Policies and Procedures
     Each Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge: (i) upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
     Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available: (i) without charge, upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov.
Tax Information
     We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ending June 30, 2010.
     During the fiscal year ended June 30, 2010, the following Funds paid long-term capital distributions:

Long-Term
Fund	Capital Gains	Per Share

Event Arbitrage	$—	$—

Global Tactical Allocation	—	—

Long-Short Tactical Allocation	—	—

Small-Cap Growth Tactical Allocation	—	—

Strategic Growth	—	—

Capital Opportunities	—	—

Mid-Cap Value	—	—

Small-Cap Value	—	—

     Individual shareholders are eligible for reduced tax rates on the following percentages of qualified dividend income. For the purposes of computing the dividends eligible for reduced taxes, the following amounts of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Fund	Amount	Percentage

Event Arbitrage	$—	—

Global Tactical Allocation	—	—

Long-Short Tactical Allocation	—	—

Small-Cap Growth Tactical Allocation	19,858	1.39%

Strategic Growth	—	—

Capital Opportunities	—	—

Mid-Cap Value	—	—

Small-Cap Value	58,560	100%

     Corporate shareholders may exclude up to the following percentages of qualifying dividends. For the purposes of computing this exclusion, the following amounts of the dividends paid by the Funds from ordinary income earned during the fiscal year represents qualifying dividends.

Fund	Amount	Percentage

Event Arbitrage	$—	—

Global Tactical Allocation	—	—

Long-Short Tactical Allocation	—	—

Small-Cap Growth Tactical Allocation	18,065	1.26%

Strategic Growth	—	—

Capital Opportunities	—	—

Mid-Cap Value	—	—

Small-Cap Value	58,560	100%

     Dividends and distributions received by retirement plans such as IRAs, Keogh type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.
     Since the information above is reported for the Funds’ fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2011 to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.
2010 ANNUAL REPORT | 105

The Quaker Funds are distributed by Quasar Distributors, LLC. Contact us: Quaker Funds, Inc. c/o U.S. Bancorp Fund Services, LLC. PO Box 701 Milwaukee, WI 53201-0701 800-220-8888 www.quakerfunds.com ©2009 Quaker® Investment Trust QKAR 062010

Item 2. Code of Ethics.
     As of the period ended June 30, 2010 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the Reporting Period, there have been no changes to, amendments to, or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated June 30, 2007 is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).
Item 3. Audit Committee Financial Expert.
     The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Board has designated Everett T. Keech audit committee financial expert serving on the registrant’s audit committee, and determined that Everett T. Keech is independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $165,000 for 2010 and $143,250 for 2009.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,000 for 2010 and $3,000 for 2009.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $26,880 for 2010 and $24,060 for 2009. The services for each of the fiscal years ended June 30, 2010 and June 30, 2009 consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2009.

(e)	The Audit Committee of the Board of Trustees (the “Audit Committee”) has not adopted pre-approval policies and procedures. Instead, pursuant to the registrant’s Audit Committee Charter that has been adopted by the Audit Committee, the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the registrant and non-audit services to the registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, for each of the Registrant’s last two fiscal years are $0 for 2010 and $0 for 2009.

(h)	The Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence. The Audit Committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.
     Not applicable.
Item 6. Investments.
(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1, Report to Shareholders, of this Form N-CSR.

(b)	Not Applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not Applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
     There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a) (1)	Registrant’s Code of Ethics for Senior Officers pursuant to the Sarbanes-Oxley Act of 2002 is filed as Exhibit 12(a)(1) to this Form N-CSR.

(a) (2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.

(a) (3)	Not Applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Quaker Investment Trust

By (signature and title)*	/s/ Jeffry H. King, Sr. Jeffry H. King, Sr.
Chief Executive Officer

Date	September 2, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Jeffry H. King, Sr. Jeffry H. King, Sr.
Chief Executive Officer

Date	September 2, 2010

By (signature and title)*	/s/ Laurie Keyes

Laurie Keyes
Treasurer

Date	September 2, 2010